Filed with the U.S. Securities and Exchange Commission on March 27, 2026
1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	1193	[	X	]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	1195	[	X	]

(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, Including Area Code) (626) 914-7363

Jeffrey T. Rauman, President
Advisors Series Trust
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:
Rachael Schwartz, Esq.
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 30, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 1193 to the Registration Statement of Advisors Series Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended November 30, 2025 for the Trust’s series: Medalist Partners MBS Total Return Fund and Medalist Partners Short Duration Fund.

Medalist Partners MBS Total Return Fund
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Medalist Partners Short Duration Fund
Institutional Class	SEMIX
Investor Class	SEMRX

(Each a “Fund,” together the “Funds”)

Prospectus
March 30, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
MEDALIST PARTNERS MBS TOTAL RETURN FUND
(the “Total Return Fund” or the “Fund”)

Investment Objectives
The Total Return Fund seeks to provide a high level of risk-adjusted current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Schedule A to the Statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 27 of the Fund’s Statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 52 of the Fund’s Statement of Additional Information (“SAI”), and Schedule A to the Statutory Prospectus.

	Class A	Institutional Class	Investor Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of cost or market value at the time of redemption on investments of more than $1 million redeemed within 18 months)	0.50%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses(1)	1.14%	0.89%	1.14%

(1)    Total Annual Fund Operating Expenses do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the MBS Total Return Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).
Example. This Example is intended to help you compare the cost of investing in the Total Return Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$314	$555	$815	$1558
Institutional Class	$91	$284	$493	$1096
Investor Class	$116	$362	$628	$1386
Portfolio Turnover. The Total Return Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Total Return Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities (“MBS”). MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including residential MBS (“RMBS”) and commercial MBS (“CMBS”), and includes securities issued by government sponsored entities (“agency MBS”). MBS, including RMBS and CMBS, include fixed and variable rate securities with underlying fixed or variable rate mortgage loans and securities issued by private entities (“non-agency MBS”). The weighted average maturity of the Fund’s MBS investments will generally range from between 1 and 10 years and the Fund may invest without limit in MBS that are rated below investment grade (i.e., “high yield” or “junk” ratings). The Adviser considers securities to be of investment grade quality if they are rated BBB (or comparable) or higher by a nationally recognized credit rating organization including S&P Global Ratings (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. As part of the Fund’s agency RMBS investments, the Fund may invest in credit risk transfer securities. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities. The Fund may also invest in asset-backed securities. The Fund may also invest without limit in Rule 144A securities, may invest up to 50% of its total assets in when-issued securities, and may invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).
The Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process, subject to the limits of the Investment Company Act of 1940, as amended (the “1940 Act”).
The Adviser selects the Total Return Fund’s investments based on quantitative analysis, including bottom-up, loan-level credit analysis and structural stress-testing, as well as top-down macro qualitative analysis, including outlook for the economy, interest rates and real estate fundamentals. The Fund’s annual portfolio turnover rate will generally be 100% or greater.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s
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portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. The Total Return Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.
•Fixed-Income Securities Risk. Fixed-income (debt) securities are generally subject to the following risks:
◦Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
◦Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
◦Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Prepayment Risk. Issuers of securities held by the Total Return Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When securities are prepaid, the Total Return Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of MBS.
•Risks Associated with Mortgage-Backed and Other Asset-Backed Securities. In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are
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subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.
•Residential Mortgage-Backed Securities Risk. RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.
•Credit Risk Transfer Securities Risk. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
•Privately Issued Mortgage-Related Securities Risk. MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.
•Sub-Prime Mortgage Risk. The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due is more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
•Commercial Mortgage-Backed Securities Risk. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.
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Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
•Risks Associated with Real Estate and Regulatory Actions. The securities that the Fund owns are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns. Any adverse regulatory action could impact the prices of the securities the Fund owns.
•High Yield Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Concentration Risk. To the extent the Fund may concentrate its investments in a particular industry or sector; the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.
•Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts.
•Leverage Risk. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.
•Repurchase Agreement Risk. The counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the Fund may have difficulty exercising rights to the collateral.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
•When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
•Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.
•Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government
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National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Performance
The following performance information provides some indication of the risks of investing in the Total Return Fund. The bar chart shows the annual return for the Fund’s Institutional Class shares from year to year and does not reflect the sales charges applicable to Class A shares. If sales charges were included, the returns would be lower than those shown in the bar chart. The table shows how the Fund’s Institutional Class, Investor Class and Class A (reflecting the sales charges) average annual returns for the 1-year, 5-years, 10-years and since inception periods compare to that of a broad measure of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to September 26, 2023, the Fund had a different investment adviser.
Updated performance information is available on the Fund’s website at www.medalistpartnersfunds.com/mbs-total-return-fund or by calling the Fund toll-free at 1-855-736-7799.
Calendar Year Total Returns as of December 31 – Institutional Class

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	7.31%
Lowest Return Quarter	3/31/2020	-20.85%
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Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (7/22/2013)
Institutional Class
Return Before Taxes	8.81%	5.20%	3.65%	4.70%
Return After Taxes on Distributions	6.13%	2.55%	1.19%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	2.77%	1.65%	2.49%
Investor Class
Return Before Taxes	8.53%	4.93%	3.41%	4.46%
Class A(1)
Return Before Taxes	6.53%	4.53%	3.24%	4.32%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	2.12%
Bloomberg U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	8.58%	0.15%	1.59%	1.92%
(1)    The Institutional Class and Investor Class incepted on July 22, 2013, and Class A incepted on December 18, 2015. Class A performance for the period from July 22, 2013 to December 18, 2015, reflects the performance of the Institutional Class, adjusted to reflect Class A fees and expenses.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Total Return Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class and Class A will vary to the extent they have different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser. Medalist Partners LP (“Medalist Partners” or the “Adviser”) is the Total Return Fund’s investment adviser.
Portfolio Managers. Mr. James Buccola, Portfolio Manager, Mr. Greg Richter, Portfolio Manager and Mr. Thomas Mandel, Portfolio Manager are the portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Buccola has managed the Fund since September 2024, Mr. Richter has managed the Fund since September 2023 and Mr. Mandel has managed the Fund since January 2015.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Total Return Fund shares on any business day by written request via mail (Medalist Partners MBS Total Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-855-736-7799, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for all accounts are shown below.
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	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
Class A	$1,000	$100
Institutional Class	$1,000,000	$1,000
Investor Class	$2,500	$1,000
Tax Information
The Total Return Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Total Return Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SUMMARY SECTION
MEDALIST PARTNERS SHORT DURATION FUND
(the “Short Duration Fund” or the “Fund”)

Investment Objectives
The Short Duration Fund seeks to provide a high level of current income that is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Institutional Class	Investor Class
SHAREHOLDER FEES (fees paid directly from your investment)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.25%	0.25%
Recoupment of Waived Fees and/or Expense Reimbursements(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.61%	0.86%
(1)Medalist Partners LP (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.60% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least March 29, 2027 and may be terminated only by Advisors Series Trust’s (the “Trust”) Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
(2)Total Annual Fund Operating Expenses do not correlate to the Expense Ratios in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the Fund and do not include 0.01% that is attributed to AFFE.
Example. This Example is intended to help you compare the cost of investing in the Short Duration Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$193	$336	$751
Investor Class	$88	$272	$472	$1050

Portfolio Turnover. The Short Duration Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s
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performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Short Duration Fund invests primarily in investment-grade debt securities of domestic entities. The Adviser considers securities to be of investment grade quality if they are rated BBB (or comparable) or higher by a nationally recognized credit rating organization including S&P Global Ratings (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. The Fund may hold securities that, after being purchased, are downgraded to non-investment grade and would no longer qualify for initial investment. Under normal circumstances, the Fund expects to maintain a weighted average portfolio duration of up to three years. The Fund defines duration as effective duration which is the interest rate sensitivity of projected cash flows from Fund securities, adjusted for amortization, prepayments, and expected calls and puts. This means that the price of a debt security with a duration of three years would be expected to decrease by approximately 3% with a 1% increase in interest rates. The Fund believes that effective duration provides the most accurate estimation of the Fund’s interest rate sensitivity.
The Short Duration Fund may invest in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”). MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including residential MBS (“RMBS”), commercial MBS (“CMBS”) and securities issued by government sponsored entities (“agency MBS”). MBS, including CMBS and RMBS, include fixed and variable rate securities with underlying fixed or variable rate mortgage loans and securities issued by private entities (“non-agency MBS”). As part of the Fund’s agency RMBS investments, the Fund may invest in credit risk transfer securities. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities.
Debt securities may include all fixed-income securities (both fixed and floating-rate securities), Rule 144A securities, U.S. government securities, municipal securities, collateralized loan obligations (“CLOs”), special purpose entities (such as asset-backed or mortgage-backed security issuers), zero coupon securities, money market securities, repurchase agreements and private asset-backed loan participations. Certain asset-backed and mortgage-backed securities are issued with stated maturities of 15 to 40 years; however, their effective durations are generally under 3 years. U.S. government securities include U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. government or by agencies or instrumentalities of the U.S. government. The Fund may also invest in high yield instruments that are rated below investment grade (i.e., “high yield” or “junk” ratings). The Fund may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).
The Adviser will allocate the Short Duration Fund’s assets across different market sectors and different maturities based on its view of the relative value of each sector or maturity. The Short Duration Fund may purchase and sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.
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Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Short Duration Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.
•Fixed-Income Securities Risk. Fixed-income (debt) securities are generally subject to the following risks:
◦Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
◦Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
◦Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to
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prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When securities are prepaid, the Short Duration Fund may have to reinvest in securities with a lower yield.
•Risks Associated with Mortgage-Backed and Other Asset-Backed Securities. In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.
•Residential Mortgage-Backed Securities Risk. RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.
•Credit Risk Transfer Securities Risk. Credit risk transfer securities are not guaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
•Privately Issued Mortgage-Related Securities Risk. MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.
•Collateralized Loan Obligation Risk. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of collateralized loan obligations may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rates of underlying assets.
•Commercial Mortgage-Backed Securities Risk. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S.
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government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
•Sub-Prime Mortgage Risk. The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due is more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
•Risks Associated with Real Estate and Regulatory Actions. The securities that the Fund owns are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns. Any adverse regulatory action could impact the prices of the securities the Fund owns.
•High Yield Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Concentration Risk. To the extent the Fund may concentrate its investments in a particular industry or sector; the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.
•Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts.
•Leverage Risk. Leverage is the practice of borrowing money to purchase securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.
•Repurchase Agreement Risk. Repurchase agreement risk is the risk the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the Fund may have difficulty exercising rights to the collateral.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
•When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
•Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.
•Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the
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potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate securities. Special factors, such as legislative changes, and economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may have an impact on the Fund’s share price.
•U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Performance
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows changes in the Institutional Class’ performance from year to year. The table shows how the Fund’s Institutional Class and Investor Class average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of a broad measures of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Prior to September 26, 2023, the Fund had a different investment adviser.

Updated performance information is available at www.medalistpartnersfunds.com/short-duration-fund or by calling the Fund toll-free at 1-855-736-7799.

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Calendar Year Total Returns as of December 31 – Institutional Class

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	6.57%
Lowest Return Quarter	3/31/2020	-10.10%

Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (12/23/2010)
Institutional Class
Return Before Taxes	6.81%	4.84%	3.44%	3.10%
Return After Taxes on Distributions	4.16%	2.80%	1.83%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.99%	2.81%	1.92%	1.76%
Investor Class
Return Before Taxes	6.43%	4.58%	3.18%	2.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	2.45%
Bloomberg 1-3 Year Government Index (reflects no deduction for fees, expenses or taxes)	5.17%	1.76%	1.84%	1.48%
Bloomberg 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	5.17%	1.75%	1.83%	1.47%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Short Duration Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for the Institutional Class; the after-tax returns for the Investor Class will vary to the extent it has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
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Management
Investment Adviser. Medalist Partners, LP (“Medalist Partners” or the “Adviser”) is the Short Duration Fund’s investment adviser.
Portfolio Managers. Mr. James Buccola, Portfolio Manager, Mr. Greg Richter, Portfolio Manager and Mr. Thomas Mandel, Portfolio Manager are the portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Buccola has managed the Fund since September 2024, Mr. Richter has managed the Fund since September 2023 and Mr. Mandel has managed the Fund since December 2010.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Short Duration Fund shares on any business day by written request via mail (Medalist Partners Short Duration Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-855-736-7799, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for all accounts are shown below.

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
Institutional Class	$1,000,000	$1,000
Investor Class	$2,500	$1,000

Tax Information
The Short Duration Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Short Duration Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
The Total Return Fund seeks to provide a high level of risk-adjusted current income and capital appreciation. The Short Duration Fund seeks to provide a high level of current income that is consistent with preservation of capital. Each Fund’s investment objective is not fundamental and may be changed without shareholder approval. Each Fund will provide 60 days’ advance notice of any change in the Fund’s investment objective.
Principal Investment Strategies
Total Return Fund
Under normal market conditions, the Total Return Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in MBS. MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including RMBS and CMBS, and includes securities issued by government sponsored entities (agency MBS). MBS include fixed and variable rate securities with underlying fixed or variable rate mortgage loans and securities issued by private entities (non-agency MBS). MBS also include pass-throughs (a security created when one or more mortgage holders form a pool of mortgages and sells shares or participation certificates in the pool), reverse mortgages, collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”), re-REMICs (which are REMICs that have been resecuritized), real estate related asset-backed securities, real estate related municipal bonds (including Housing Authority bonds) and derivative MBS, such as interest-only, principal-only, inverse floaters and synthetic mortgage instruments. The weighted average maturity of the Fund’s MBS investments will generally range from between 1 and 10 years and the Fund may invest without limit in MBS that are rated below investment grade (i.e., “high yield” or “junk” ratings). The Adviser considers securities to be of investment grade quality if they are rated BBB (or comparable) or higher by a nationally recognized credit rating organization including S&P and Moody’s. As part of the Fund’s agency RMBS investments, the Fund may invest in credit risk transfer securities. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities. The Fund may also invest in asset-backed securities. The Fund may also invest without limit in Rule 144A securities, may invest up to 50% of its total assets in when-issued securities, and may invest up to 10% of its total assets in other investment companies, including ETFs.
The Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process, subject to the limits of the 1940 Act.
The Adviser’s investment selection process combines top-down macro quantitative analysis including economic and interest rate analysis; bottom-up quantitative cash flow analyses for pools of loans securitizing deals with U.S. government or government agency credit quality; and both cash flow analyses and credit analyses for securities without government credit support. The Adviser’s cash flow analyses evaluate a range of quantitative cash flow valuations across different interest rate and economic scenarios, including stress cases. The Adviser’s credit analyses include a mortgage loan-level evaluation, utilizing both proprietary and third-party systems to generate a range of cash flow outcomes adjusted for potential voluntary and involuntary loan defaults and loan loss severities. This methodology incorporates a four-step process in which the Adviser (i) divides the credit-sensitive MBS market into sectors and tracks their loss-adjusted yields, (ii) screens a large number of offerings based on loss-adjusted yields analysis, (iii) analyzes purchase candidates using the Adviser’s proprietary loan-level loss model, and (iv) monitors default, severity, and prepayment performance versus expectations.
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The Adviser will seek to sell/replace existing securities with new securities offering better relative value and performance expectations. Separately, the Adviser will sell securities that have reached their price/valuation targets. The Adviser may also sell securities as necessary to ensure that the Fund’s overall characteristics are in line with the Adviser’s current investment outlook. The Fund’s annual portfolio turnover rate will generally be 100% or greater.
Short Duration Fund
Under normal market conditions, the Short Duration Fund invests primarily in investment-grade debt securities of domestic entities. The Adviser considers securities to be of investment grade quality if they are rated BBB (or comparable) or higher by a nationally recognized credit rating organization including S&P and Moody’s, or if unrated, determined by the Adviser to be of comparable quality. The Fund may hold securities that, after being purchased, are downgraded to non-investment grade and would no longer qualify for initial investment. Under normal circumstances, the Fund expects to maintain a weighted average portfolio duration of up to three years. The Fund defines duration as effective duration which is the interest rate sensitivity of projected cash flows from Fund securities, adjusted for amortization, prepayments, and expected calls and puts. Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds that are more sensitive to interest rate changes – the higher the duration, the more the bond’s price will drop as interest rates go up. Bonds with shorter duration are less sensitive to interest rate changes. For example, a duration of three years means that a debt security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The Fund believes that effective duration provides the most accurate estimation of the Fund’s interest rate sensitivity.
Debt securities may include all fixed-income securities (both fixed and floating-rate securities), Rule 144A securities, U.S. government securities, municipal securities, CLOs, special purpose entities (such as asset-backed or mortgage-backed security issuers), zero coupon securities, money market securities, repurchase agreements and private asset-backed loan participations. Certain asset-backed and mortgage-backed securities are issued with stated maturities of 15 to 40 years; however, their effective durations are generally under three years. The Short Duration Fund will invest in both agency and non-agency mortgage-backed securities. In addition, the Short Duration Fund’s may invest in prime, Alt‑A and sub-prime mortgage-backed securities. The Fund may also invest in high yield instruments that are rated below investment grade (i.e., “high yield” or “junk” ratings). The Fund may also invest up to 10% of its total assets in other investment companies, including ETFs.
The Short Duration Fund may invest in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”). MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including residential MBS (“RMBS”), commercial MBS (“CMBS”) and securities issued by government sponsored entities (agency MBS). MBS, including CMBS and RMBS, include fixed and variable rate securities with underlying fixed or variable rate mortgage loans and securities issued by private entities (non-agency MBS). As part of the Fund’s agency RMBS investments, the Fund may invest in credit risk transfer securities. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities.
The Short Duration Fund may invest in securities that pay interest on a variable or floating rate basis including:
•U.S. Government securities such as U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. government or by agencies or instrumentalities
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of the U.S. government. U.S. government securities also include the mortgage-related securities issued by: (1) the Government National Mortgage Association and the Small Business Association, which are supported by the full faith and credit of the U.S. government; and (2) Fannie Mae and Freddie Mac, which are not supported by the full faith and credit of the U.S. government.
•U.S. dollar-denominated obligations consisting of U.S. issuers including corporate bonds, notes, commercial paper, mortgage-backed and other asset-backed securities (meeting the stated final maturity, liquidity, and quality guidelines). Mortgage related securities and other asset-backed securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.
•Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises.
•Zero coupon bonds.
•Bank certificates of deposit, fixed time deposits and bankers’ acceptances.
•Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. The Fund may invest in repurchase agreements on debt securities.
The Adviser will allocate the Short Duration Fund’s assets across different market sectors and different maturities based on its view of the relative value of each sector or maturity. The Fund may purchase and sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.
Investment Strategy Applicable for Both Funds
Temporary Defensive Investment Strategies
For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Adviser may invest up to 100% of the Funds’ total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. Taking a temporary defensive position may result in the Funds not achieving their investment objective. Furthermore, to the extent that the Funds invest in money market mutual funds for its cash position, there will be some duplication of expenses because the Funds would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Principal Investment Risks Applicable to Both Funds
Economic and Market Risk. The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Funds’ investments and lead to a decline in the value of your investment in a Fund. Geopolitical and other events, including tensions, war, and open conflict between nations could affect the economies of many countries including the United States. Trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income
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markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. In addition, policy changes by the U.S. government, the U.S. Federal Reserve and/or foreign governments, and political and economic changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown, threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, and the shutdown of certain financial institutions, may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, the imposition of tariffs, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In 2022 the Federal Reserve and certain foreign central banks began to increase interest rates to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Regulators in the U.S. have adopted a number of changes to regulations affecting markets and issuers, some of which apply to the Funds. Due to the broad scope of the regulations being adopted, certain of these changes, which may be revised or rescinded, could limit the Funds’ ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Management Risk. The Funds are actively managed portfolios. The Adviser’s management practices and investment strategies might not work to produce the desired results.
Liquidity Risk. A security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any given time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by the Funds may not be liquid in all circumstances so that, in volatile markets, the Adviser may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when a Fund is required to liquidate positions to meet withdrawal requests. High yield securities generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.
Fixed Income Securities Risk. Fixed income securities are generally subject to the following risks:
•Credit Risk. The issuers of the bonds and other debt securities held by the Funds may be unwilling or unable to make interest or principal payments. Even if these issuers are able to make interest or
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principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. If an issuer does not make interest or principal payments on a security when those payments are due (i.e., defaults), it potentially can reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt security, sometimes dramatically.
•Interest Rate Risk. Fixed income securities’ prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.
•Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
•Prepayment Risk. Issuers of securities held by the Funds may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.
Mortgage-Related and Other Asset-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks in addition to those of other fixed income securities. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.
Residential Mortgage-Backed Securities Risk. RMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Credit risk on RMBS arises from losses due to delinquencies and defaults by borrowers in payments on the underlying mortgages. The rate of delinquencies and defaults on RMBS and the amount of the resulting losses depend on a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risks associated with RMBS are greater for those in the Alt-A first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. In the recent past, delinquency and defaults on residential mortgage loans have increased significantly and may continue to increase. Residential property values in many geographical areas have declined, and the continued decline (or lack of increase) in those values may result in additional increases in delinquencies and defaults on residential mortgages.
Credit Risk Transfer Securities Risk. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to
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the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Privately Issued Mortgage-Related Securities Risk. MBS issued or guaranteed by private issuers is also known as “non-agency MBS.” Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by a Fund with respect to such payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.
Commercial Mortgage-Backed Securities Risk. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.
Sub-Prime Mortgage Risk. There is a risk that an issuer of a sub-prime mortgage security will not make payments on the security when due. The sub-prime mortgage securities in which a Fund will invest are typically interests in pools of mortgages, a significant portion of which are mortgages issued to “sub-prime” or “Alt A” borrowers. Mortgage loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets, but not as liberal as those for sub-prime borrowers. Sub-prime borrowers
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typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Sub-prime loans are loans to borrowers displaying one or more of these characteristics at the time of origination or purchase. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. If a significant portion of the loans in a sub-prime mortgage security in which a Fund has invested are in default, the value of that security will decrease and the sub-prime mortgage security may itself default on its payment obligations to a Fund.
Risks Associated with Real Estate and Regulatory Actions. The securities that the Funds own are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities a Fund owns. In particular, events related to the U.S. housing market in recent years have had a severe negative impact on the value of some MBS and resulted in an increased risk associated with investments in these securities. Default rates on mortgages underlying many MBS have increased, which has resulted in depressed valuations for the investments. Liquidity has also sometimes been impaired. Also, FNMA and FHLMC are subject to government supervision and regulation but these securities are not insured or guaranteed by the U.S. government. Any adverse regulatory action could impact the prices of the securities a Fund owns.
High Yield Risk. Fixed-income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments due to adverse economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These securities are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a higher profile default.
Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s losses will generally consist of the net amount of contractual payments that it has not yet received.
Leverage Risk. Leverage can increase the investment returns of the Funds if the securities purchased increase in value in an amount exceeding the cost of the borrowing. Accordingly, any event that adversely affects the value of an investment, either directly or indirectly, would be magnified to the extent that leverage is used. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing leverage could result in a loss to the Funds that would be greater than if leverage were not employed. Additionally, any leverage obtained, if terminated on short notice by the lender, could result in the Funds being forced to unwind positions quickly and at prices below what the Funds deems to be fair value for the positions.
Repurchase Agreement Risk. Repurchase agreements are transactions in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliates) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligation. The Funds maintain custody of the underlying obligations prior to their repurchase. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.
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Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amounts to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and a Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.
When-Issued Securities Risk. When-issued involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when the Funds engage in when-issued transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered advantageous.
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may subject you to a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund’s performance.
Investment Company Risk. If the Funds invest in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Funds invest in addition to a Fund’s direct fees and expenses. The Funds also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Funds.
Government Securities Risk. Investments in U.S. government securities which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S. may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds. These securities are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations are backed by the full faith and credit of the U.S. Department of the Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality (such as Fannie Mae and Freddie Mac), and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. government obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Principal Investment Risk Applicable to the Total Return Fund
Concentration Risk. The Total Return Fund may concentrate its investments within one industry or sector or among a broad range of industries or sectors. To the extent that the Fund focuses on one or more sectors or industries, they may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund. Furthermore, each industry or sector possesses particular risks that may
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not affect other industries or sectors. The Adviser’s judgment about which sectors or industries offer the greatest potential for long-term financial reward will change over time.
Principal Investment Risks Applicable to the Short Duration Fund
Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate securities. Special factors, such as legislative changes, and economic and business developments, may adversely affect the yield and/or value of the Short Duration Fund’s investments in municipal securities. The municipal securities market also could be significantly affected by adverse political changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Fund’s invests may have an impact on the Fund’s share price. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset.
Collateralized Loan Obligations Risk. The risks of an investment in a CLO depends largely on the type of the underlying collateral and the class of the CLO in which the Short Duration Fund invests. Some CLOs have credit ratings but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify as Rule 144A securities. In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
PORTFOLIO HOLDINGS INFORMATION
Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders on Part F of Form N-PORT. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at https://medalistpartnersfunds.com/fund-documents/

MANAGEMENT OF THE FUNDS
Investment Adviser
Medalist Partners LP (“Medalist Partners” or the “Adviser”) is the Funds’ investment adviser and is located at 747 Third Avenue, Suite 2902, New York, NY 10017. Medalist Partners is an alternative investment management firm focused on structured credit and asset-based private credit. The Adviser provides investment management services to private pooled investment vehicles. It also provides institutional and high net worth investors access to various securitized debt investment programs, ranging from private absolute return to public index-based strategies. Medalist Partners commenced operations and registered with the SEC in 2018. The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objectives and policies. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Total Return Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.60% of its average daily net assets up to $1.5 billion, 0.55% for the next $1 billion, and 0.50% over $2.5 billion, and the Short
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Duration Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.35% of its average daily net assets.
For the fiscal year ended November 30, 2025, the Adviser received a management fee of 0.62% of the Total Return Fund’s average daily net assets, and received a management fee of 0.36% of the Short Duration Fund’s average daily net assets, including recoupment of previously waived fees.
Discussions regarding the basis of the Board’s approval of the investment advisory agreement with the Adviser for the Total Return Fund and Short Duration Fund is available in the Funds’ Form N-CSR for the period ending May 31, 2025.
Portfolio Managers
James Buccola
Mr. James Buccola, Chief Investment Officer and Partner, is a portfolio manager for both Funds. Mr. Buccola has more than two decades of investing, trading, and management experience in structured credit. He most recently served as a Senior Managing Director and the Global Head of Fixed Income at Cantor Fitzgerald, helping to build a leading franchise across securitized credit trading and asset finance. At Cantor, Jim led all fixed income sales and trading globally, as well as headed the investment committee for parts of Cantor Fitzgerald Asset Management. Previously, Mr. Buccola was the Head of Securitized Products Trading, Head of Residential Mortgage Trading, and Head of Non-Agency Mortgage Trading at Credit Suisse, leading one of the top structured credit and asset finance franchises on Wall Street.
Greg Richter
Mr. Greg Richter, CEO, Partner and co-founder of the Adviser is a portfolio manager for both Funds. Prior to forming Medalist Partners in 2018 and its predecessor firm Candlewood Investment Group in 2010, Mr. Richter worked at Credit Suisse as a portfolio manager heading their structured credit effort. Prior, Mr. Richter was the Global Head of Credit Suisse’s Specialty Finance Group and a member of Credit Suisse’s Fixed Income Operating Committee, where he was responsible for the combined Global Asset Finance Capital Markets and the Specialty Finance Banking Groups. Prior to this, in addition to running Credit Suisse’s ABS/CDO trading/syndicate effort, Mr. Richter also headed the Asset Backed Securities Home Equity (ABSHE) shelf which bought and packaged mortgage loans. Prior to joining Credit Suisse, Mr. Richter spent 15 years at Prudential Securities in New York where most recently, he was Managing Director and served as the head of Trading and Syndicate for all structured products. Mr. Richter holds a B.A. in Economics from Colgate University.
Thomas Mandel
Mr. Thomas Mandel joined the Adviser in 2023 and is a portfolio manager for both Funds. Prior to joining Medalist Partners, Mr. Mandel was a co-founder and the Chief Investment Officer of Semper Capital Management, L.P. with primary responsibility over the administration and implementation of investment management activities. Mr. Mandel has served as the Short Duration Fund’s portfolio manager since its inception in 2010 and the Total Return Fund’s portfolio manager since January 2015. Prior to co-founding the Previous Adviser in 1992, Tom served as a Principal and Fixed Income Portfolio Manager at 1838 Investment Advisors. He previously served as a Senior Vice President and Portfolio Manager at Century Institutional Advisors. Tom began his career as a Portfolio Manager and Credit Manager at Chase Investors Management Corp. Tom earned an MBA and a BS from the University of Pennsylvania Wharton School.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.
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Fund Expenses
Each Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses, through at least March 29, 2027, in order to limit each Fund’s aggregate annual operating expenses (excluding AFFE, interest expense, dividends on securities sold short, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the amounts listed below:

Fund	Expense Cap
Total Return Fund	0.95%
Short Duration Fund	0.60%
The term of the Funds’ operating expenses limitation agreement is indefinite, and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal period (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board. The Adviser is not permitted to recoup previously waived fees or expenses paid by the Previous Adviser.
SHAREHOLDER INFORMATION
Description of Share Classes
The Trust has adopted a multiple class plan that allows each Fund to offer one or more classes of shares. The Total Return Fund has registered three classes of shares – Class A shares, Institutional Class shares and Investor Class shares. The Short Duration Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:
•Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a redemption within 18 months of purchase of investments of $1 million or more on which no front-end sales charge is paid are subject to a 0.50% CDSC based on the lower of cost or market value at the time of redemption. During the 18-month period, shares will age monthly on the anniversary date of each purchase.
•Institutional Class shares have no Rule 12b-1 distribution and service fee and have a higher minimum initial investment than Class A shares and Investor Class shares. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through an intermediary, broker or agent may be required to pay a commission and/or other forms of compensation to the intermediary, broker or agent.
•Investor Class shares are charged a 0.25% Rule 12b-1 distribution and service fee.
More About Class A Shares (Total Return Fund only)
A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described
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in Schedule A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Schedule A should read the terms and conditions of Schedule A carefully. For the variations applicable to shares offered through a Morgan Stanley Wealth Management transactional brokerage account, and Raymond James-sponsored platforms, please see Schedule A. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Schedule A.
Class A shares of the Total Return Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees (or distribution and servicing fees) described earlier of 0.25% of average daily net assets, which are assessed against the shares of the Fund.
If you purchase Class A shares of the Total Return Fund, you will pay the public offering price (“POP”) which is the net asset value (“NAV”) next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge is calculated as follows:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $100,000	2.00%	2.04%	2.00%
$100,000 but less than $250,000	1.60%	1.63%	1.60%
$250,000 but less than $500,000	1.15%	1.16%	1.15%
$500,000 but less than $1 million	0.90%	0.91%	0.90%
$1 million or more (2)	None	None	0.50%(3)
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)Class A shares that are purchased at NAV in amounts of $1 million or more may be assessed a 0.50% CDSC if they are redeemed within 18 months from the date of purchase. The CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC.
(3)The Adviser intends to pay a commission to financial advisors who place an order for a single purchaser based on a shareholder’s cumulative purchases. For purchases over $1 million, such commissions are paid at the rate of 0.50% of the total purchase amount.
Quasar Distributors, LLC, (the “Distributor”) will receive all initial sales charges for the purchase of Class A shares of the Total Return Fund without a dealer of record.
Class A Sales Charge Reductions and Waivers (Total Return Fund only)
You may be able to reduce the sales charge on Class A shares of the Total Return Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility. The programs described below and others are explained in greater detail in the SAI.
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Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Total Return Fund.
Account Reinstatement: You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Total Return Fund within 120 days of the date of the redemption. You must provide instruction at the time of purchase of your intent to exercise this privilege.
Letter of Intent (“LOI”): By signing an LOI, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. The investment must satisfy the initial purchase agreement. Reinvested distributions do not count as purchases made during this period. The Total Return Fund will hold in escrow shares equal to approximately 2% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the Fund’s transfer agent, U.S. Bank Global Fund Services (the “Transfer Agent”) will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
Rights of Accumulation (“ROA”): You may combine the value at the current NAV of Class A shares of the Total Return Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.
You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.
For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Only those accounts held at the transfer agent or the financial intermediary at which you are making your current purchase may be used to qualify for a sales charge reduction based on ROA.
Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:
•Current and retired employees, directors/trustees and officers of:
◦The Trust;
◦The Adviser and its affiliates; and
◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.
•Current employees of:
◦The Transfer Agent;
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◦Broker-dealers who act as selling agents for the Funds/Trust; and
◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•Purchases for the benefit of the clients of brokers, dealers, and registered investment advisers if such brokers, dealers, or investment advisers have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through an intermediary, broker or agent that offers these special investment products.
•Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.
•Waiver of Class A sales charge for financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
•Purchases resulting from the reinvestment of a distribution.
To receive a reduction or waiver of your Class A initial sales charge, you must inform your financial intermediary or the Adviser at the time you purchase shares that you qualify for such a reduction. If you do not inform your financial intermediary or the Adviser that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide to your financial intermediary or the Adviser, information and records (including account statements) of all relevant accounts invested in the Total Return Fund. Sales charge waivers may not be available through certain financial intermediaries, due to the policies, procedures, trading platforms and/or systems of the financial intermediaries. You may need to invest directly through the Adviser in order to receive the sales charge waivers described herein.
The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your broker or financial intermediary for further information.
Sales load information is not separately posted on the Adviser’s website (medalistpartnersfunds.com) because a copy of this Prospectus containing such information is already available for review, free of charge, on the website.
A financial intermediary may impose different sales load discounts. Sales load discount and waiver variations specific to certain financial intermediaries are described in Schedule A to this Prospectus.
Pricing of Fund Shares
Shares of the Funds are sold at NAV per share, plus any applicable sales charges, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s
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Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, each Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by the Adviser and approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
How to Purchase Fund Shares
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network, or through a financial intermediary which includes banks, trust companies, securities brokers and dealers authorized by the Funds to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1-855-736-7799. The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Funds. Orders may also be rejected from persons believed by the Funds to be “market timers.”
All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Funds’ Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Funds.
Purchases In-Kind. In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares
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must be readily marketable, their acquisition consistent with a Fund’s investment objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Funds toll-free at 1-855-736-7799.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-855-736-7799 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Funds have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Medalist Partners Funds, to the Transfer Agent at the following address:
Medalist Partners Funds
[Fund Name]
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
You may not send an account application via overnight delivery to a United States Postal Service post office box. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Medalist Partners Funds
[Fund Name]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
Purchasing Shares by Telephone
If you have been authorized to perform telephone transactions (either by completing the required portion of your account application or by subsequent arrangement in writing with a Fund), and your account has been open for 7 business days, you may purchase additional shares by calling the Funds toll-free at
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1-855-736-7799. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV, plus any applicable sales charges, next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been requested, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Purchasing Shares by Wire
If you are making your initial investment in the Funds, before wiring funds, the Transfer Agent must have previously received a completed account application before you can send in your wire purchase. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Medalist Partners Funds
[Fund Name]
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-736-7799. Your bank may charge you a fee for sending a wire payment to the Funds.
Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Funds, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $1,000 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-736-7799 for instructions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
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Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-736-7799 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares. Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum. Please consult your Financial Intermediary for their account policies. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the applicable NAV price next calculated by the Funds. Brokers may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediaries to accept orders on a Funds’ behalf. An order is deemed to be received when a Fund, a Broker or, if applicable, a Broker’s authorized designee accepts the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.
How to Sell Fund Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary. As discussed below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that they will take one to three days following the receipt of your redemption request to pay out redemption proceeds once your redemption request has been received in good order. However, while not expected, payment of redemption proceeds may take up to seven days if an earlier payment could adversely affect a Fund. If you did not purchase your shares with a federal wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.
The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.
The Funds reserve the right to redeem in-kind as described under “Redemption ‘In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining
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shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Funds also have in place lines of credit that may be used to meet redemption requests during unusual market conditions.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Medalist Partners Funds	Medalist Partners Funds
[Fund Name]	[Fund Name]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.
By Telephone
If you complete the appropriate portion of the account application, you may redeem your shares, up to $50,000, by calling the Transfer Agent at 1-855-736-7799 before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time). Institutional investor portals may redeem over $50,000 by telephone. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and redemptions for a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmation of all such transactions, and/or recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any losses, cost, or expense for acting upon telephone instructions that are believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-736-7799 for instructions. Shares held in IRA or other retirement plan accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market
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close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Systematic Withdrawal Plan
As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-736-7799.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-736-7799.
Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions. A redemption, whether in cash or in-kind, is a taxable event for you. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
Signature guarantees, from either a Medallion program member or non-Medallion Program Member, will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program or a non-Medallion program member, is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account.
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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.
Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $1,000 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
How to Exchange Fund Shares
You may exchange your Fund shares on any day the Funds and NYSE are open for business either directly with the Funds or through your financial intermediary.
Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Medalist Partners Fund for shares of the other Medalist Partners Fund in the Trust. However, you should note the following:
•Exchanges may only be made between like share classes;
•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•Before exchanging into another Medalist Partners Fund, read a description of the Fund in this Prospectus;
•Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to certain limitations on the deductibility of losses;
•The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;
•If you did not decline telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee;
•The minimum exchange amount between existing accounts invested in the Medalist Partners Funds is the $1,000; and
•The Funds may modify, restrict or terminate the exchange privilege at any time.
•This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders.
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You may make exchanges of your shares between the Medalist Partners Funds by telephone at 1‑855‑736‑7799, in writing by sending a written request to the Medalist Partners Funds, or through your financial intermediary.
How to Convert Class Shares
Class A and Investor Class shares are eligible to be converted into Institutional Class shares if they meet all of the qualifications. Subject to the Adviser’s approval, if investors currently holding Class A and Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and investors are not subject to the redemption fees. To inquire about converting your Class A and Investor Class shares to Institutional Class shares, please call 1-855-736‑7799.
DIVIDENDS AND DISTRIBUTIONS
The Funds accrue both net investment income and dividends, daily. The Funds will make distributions of dividends, if any, from net investment income on a monthly basis. The Funds will make distributions of capital gains, if any, on an annual basis. A Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions are taxable whether reinvested in additional shares or received in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days in advance of the payment date for the distribution.
Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Funds believe is consistent with shareholder interests.
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Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions a Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Funds’ distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that each Fund can enforce its market timing policies.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Funds does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are infrequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”
TAX CONSEQUENCES
Each Fund has elected and intends to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”). As regulated investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements described in the SAI.
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The Funds typically make distributions of dividends and capital gains. Dividends are taxable as ordinary income or, possibly to a limited extent, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of a Fund for its securities. Some or all of your distributions may not be eligible for this preferential tax rate. The tax rate you pay on capital gain distributions will depend on how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. A 3.8% federal surtax applies to net investment income (which generally will include dividends and capital gains from an investment in a Fund) of shareholders with adjusted gross incomes over $200,000 for single filers and $250,000 for married joint filers. Although distributions generally are taxable when received, certain distributions declared in October, November or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if received the prior December.
By law, the Funds must withhold from your taxable distributions and redemption proceeds an amount as backup withholding determined at a rate as set forth under section 3406 of the Code if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.
Sale or exchange of your Fund shares is a taxable event for you. Depending on the purchase and sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. It will be a capital gain or loss if you hold your shares in a Fund as a capital asset. Long-term capital gains are subject to a maximum federal income tax rate of 20% (excluding the 3.8% net investment income tax described above). State and local taxes may also apply. You are responsible for any tax liabilities generated by your transaction and your investment in a Fund. The Code limits the deductibility of capital losses in certain circumstances.
There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined. Additional information concerning the taxation of the Funds and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Funds.
DISTRIBUTION OF FUND SHARES
Distribution and Service (Rule 12b-1) Plan
The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Total Return Fund’s Class A shares, and both Funds’ Investor Class shares, to pay distribution and service fees for the sale, distribution and servicing of a Fund’s shares. The plan provides for the payment of a distribution and service fee at the annual rate of up to 0.25% of average daily net assets of the Total Return Fund’s Class A shares and up to 0.25% of average daily net assets of each Fund’s Investor Class shares. Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Service Fees – Other Payments to Third Parties
The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

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The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
GENERAL POLICIES

Some of the following policies are mentioned above. In general, each Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including telephone purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Funds do this if the purchase is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below a Fund’s minimum initial investment requirement due to redemption activity. If, within 30 days of the Funds’ written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and
•Reject any purchase or redemption request that does not contain all required documentation.
Additionally, The Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•Current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•Any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•Current employees of the Transfer Agent, broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•Existing clients of the Adviser, their employees and immediate family members of such employees;
•Registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor;
•Qualified broker-dealers who have entered into an agreement with the Funds’ distributor; and
41

•Individual accountholders of a financial intermediary that charges an ongoing fee for its services or offers shares through a no-load network or platform, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Adviser to reach $1 million.
If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as a Fund has taken reasonable precautions to verify your identity. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “How to Purchase Fund Shares.”
Your financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your financial intermediary for details.
Fund Mailings
Statements and reports that the Funds will send to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration); and
•Quarterly account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-736-7799 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
42

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents, you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of documents; if your shares are held through a financial intermediary, please contact them directly. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
INDEX DESCRIPTIONS
The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency).
The Bloomberg U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.
The Bloomberg 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. government with a maturity from 1 up to but not including 3 years. This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.
The Bloomberg 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. government with a maturity from 1 up to but not including 3 years. This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.
43

FINANCIAL HIGHLIGHTS
The financial highlights tables below are intended to help you understand the financial performance of each Fund’s shares for the fiscal period shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund assuming reinvestment of all dividends and distributions. The Funds’ information has been audited by Tait, Weller & Baker LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ Form N-CSR dated November 30, 2025, which is available free of charge upon request.

44

Medalist Partners MBS Total Return Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Class A

	Year Ended November 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$8.62	$7.94	$7.88	$9.64	$9.08

Investment operations:
Net investment income (loss)(a)	0.51	0.56	0.66	0.39	0.26
Net realized and unrealized gain (loss) on investments(b)	0.18	0.70	0.12	(1.73)	0.59
Total from investment operations	0.69	1.26	0.78	(1.34)	0.85

Less distributions from:
Net investment income	(0.53)	(0.58)	(0.72)	(0.42)	(0.29)
Total distributions	(0.53)	(0.58)	(0.72)	(0.42)	(0.29)

Net asset value, end of year	$8.78	$8.62	$7.94	$7.88	$9.64

Total return	8.24%	16.27%	10.26%	-14.15%	9.45%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$7,991	$7,134	$4,288	$4,586	$8,810

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.13%	1.20%	1.17%	1.12%	1.05%
After expense reimbursement/recoupment	1.15%	1.17%	1.17%	1.12%	1.05%
Ratio of dividends on securities sold short, interest and borrowing expense to average net assets	0.00%(c)	0.02%	0.04%	0.05%	0.00%(c)
Ratio of operational expenses to average net assets excluding dividends on securities sold short, interest, and borrowing expense	1.15%	1.15%	1.13%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets	5.91%	6.71%	8.22%	4.05%	2.77%
Portfolio turnover rate	74%	30%	36%	13%	78%

(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Amount represents less than 0.005%.

45

Medalist Partners MBS Total Return Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Investor Class

	Year Ended November 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$8.60	$7.93	$7.87	$9.63	$9.07

Investment operations:
Net investment income (loss)(a)	0.51	0.56	0.67	0.38	0.26
Net realized and unrealized gain (loss) on investments(b)	0.18	0.69	0.11	(1.71)	0.59
Total from investment operations	0.69	1.25	0.78	(1.33)	0.85

Less distributions from:
Net investment income	(0.53)	(0.58)	(0.72)	(0.43)	(0.29)
Total distributions	(0.53)	(0.58)	(0.72)	(0.43)	(0.29)

Net asset value, end of year	$8.76	$8.60	$7.93	$7.87	$9.63

Total return	8.24%	16.15%	10.28%	-14.16%	9.46%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$23,893	$25,155	$12,988	$17,668	$54,546

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.13%	1.20%	1.17%	1.12%	1.05%
After expense reimbursement/recoupment	1.15%	1.17%	1.17%	1.12%	1.05%
Ratio of dividends on securities sold short, interest and borrowing expense to average net assets	0.00%(c)	0.02%	0.04%	0.05%	0.00%(c)
Ratio of operational expenses to average net assets excluding dividends on securities sold short, interest, and borrowing expense	1.15%	1.15%	1.13%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets	5.91%	6.71%	8.40%	4.05%	2.77%
Portfolio turnover rate	74%	30%	36%	13%	78%
(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Amount represents less than 0.005%.
46

Medalist Partners MBS Total Return Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Institutional Class

	Year Ended November 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$8.58	$7.91	$7.86	$9.61	$9.05

Investment operations:
Net investment income (loss)(a)	0.53	0.58	0.69	0.39	0.29
Net realized and unrealized gain (loss) on investments(b)	0.18	0.69	0.10	(1.69)	0.59
Total from investment operations	0.71	1.27	0.79	(1.30)	0.88

Less distributions from:
Net investment income	(0.55)	(0.60)	(0.74)	(0.45)	(0.32)
Total distributions	(0.55)	(0.60)	(0.74)	(0.45)	(0.32)

Net asset value, end of year	$8.74	$8.58	$7.91	$7.86	$9.61

Total return	8.52%	16.46%	10.44%	-13.87%	9.75%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$300,461	$272,150	$179,483	$318,235	$1,125,605

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.88%	0.95%	0.92%	0.87%	0.80%
After expense reimbursement/recoupment	0.90%	0.92%	0.92%	0.87%	0.80%
Ratio of dividends on securities sold short, interest and borrowing expense to average net assets	0.00%(c)	0.02%	0.04%	0.05%	0.00%(c)
Ratio of operational expenses to average net assets excluding dividends on securities sold short, interest, and borrowing expense	0.90%	0.90%	0.88%	0.82%	0.80%
Ratio of net investment income (loss) to average net assets	6.16%	6.94%	8.67%	4.30%	3.02%
Portfolio turnover rate	74%	30%	36%	13%	78%
(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Amount represents less than 0.005%.
47

Medalist Partners Short Duration Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Investor Class

	Year Ended November 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$9.51	$9.31	$9.11	$9.63	$9.56

Investment operations:
Net investment income (loss)(a)	0.55	0.58	0.56	0.21	0.14
Net realized and unrealized gain (loss) on investments(b)	0.07	0.21	0.20	(0.48)	0.08
Total from investment operations	0.62	0.79	0.76	(0.27)	0.22

Less distributions from:
Net investment income	(0.57)	(0.59)	(0.56)	(0.25)	(0.15)
Total distributions	(0.57)	(0.59)	(0.56)	(0.25)	(0.15)

Net asset value, end of year	$9.56	$9.51	$9.31	$9.11	$9.63

Total return	6.68%	8.79%	8.57%	-2.80%	2.25%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$52,442	$27,289	$14,548	$19,655	$44,379

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.84%	0.91%	0.91%	0.91%	0.87%
After expense reimbursement/recoupment	0.85%	0.85%	0.85%	0.86%	0.85%
Ratio of dividends on securities sold short, interest and borrowing expense on securities sold short to average net assets	0.00%(c)	0.00%(c)	0.00%(c)	0.01%	0.00%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.79%	6.17%	6.03%	2.39%	1.50%
Portfolio turnover rate	86%	86%	43%	42%	83%
(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Amount represents less than 0.005%.

48

Medalist Partners Short Duration Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Institutional Class

	Year Ended November 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$9.50	$9.30	$9.10	$9.63	$9.55

Investment operations:
Net investment income (loss)(a)	0.58	0.60	0.58	0.25	0.17
Net realized and unrealized gain (loss) on investments(b)	0.06	0.22	0.20	(0.50)	0.08
Total from investment operations	0.64	0.82	0.78	(0.25)	0.25

Less distributions from:
Net investment income	(0.59)	(0.62)	(0.58)	(0.28)	(0.17)
Total distributions	(0.59)	(0.62)	(0.58)	(0.28)	(0.17)

Net asset value, end of year	$9.55	$9.50	$9.30	$9.10	$9.63

Total return	6.94%	9.06%	8.85%	-2.66%	2.61%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$357,429	$247,228	$229,416	$177,641	$269,554

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.59%	0.66%	0.66%	0.66%	0.62%
After expense reimbursement/recoupment	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of dividends on securities sold short, interest and borrowing expense on securities sold short to average net assets	0.00%(c)	0.00%(c)	0.00%(c)	0.01%	0.00%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	6.04%	6.42%	6.31%	2.64%	1.75%
Portfolio turnover rate	86%	86%	43%	42%	83%
(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Amount represents less than 0.005%.
49

Investment Adviser
Medalist Partners LP
747 Third Avenue, Suite 2902
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

50

PRIVACY NOTICE
Each Fund collects non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.
PN-1

Medalist Partners MBS Total Return Fund
Medalist Partners Short Duration Fund

FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
The SAI and Shareholder Reports will be available free of charge on the Funds’ website at https://medalistpartnersfunds.com/fund-documents/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-736-7799 or by writing to:
Medalist Partners MBS Total Return Fund
Medalist Partners Short Duration Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
https://medalistpartnersfunds.com/fund-documents/
Reports and other information about the Fund are also available:
Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

SCHEDULE A
A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the below discussed front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Shares purchased through a Morgan Stanley self-directed brokerage account
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Statement of Additional Information
March 30, 2026

Medalist Partners MBS Total Return Fund
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Medalist Partners Short Duration Fund
Institutional Class	SEMIX
Investor Class	SEMRX

(Each a “Fund,” together the “Funds”)

Investment Adviser:	Account Information and Shareholder Services:
Medalist Partners LP 747 Third Avenue, Suite 2902 New York, NY 10017	Medalist Partners Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated March 30, 2026, as may be revised, for the Class A shares, Institutional Class shares and Investor Class shares of the Medalist Partners MBS Total Return Fund, and Institutional Class shares and Investor Class shares of the Medalist Partners Short Duration Fund, each a series of Advisors Series Trust (the “Trust”). A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number above or by visiting the Funds’ website at www.medalistpartnersfunds.com.
The Funds’ audited financial statements and notes thereto for the fiscal year ended November 30, 2025, are included in the Funds’ Form N-CSR for the fiscal year ended November 30, 2025 and are incorporated by reference into this SAI. A copy of the annual report and semi-annual report (when available) may be obtained without charge by calling or writing the Funds as shown above or by visiting the Funds’ website at www.medalistpartnersfunds.com.

THE TRUST
The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.
The Medalist Partners MBS Total Return Fund (the “Total Return Fund”) commenced operations on July 22, 2013 and the Medalist Partners Short Duration Fund was originally organized as a diversified series of Forum Funds and commenced operations on December 23, 2010 as the Semper Short Duration Fund (the “Predecessor Fund”). On March 28, 2014, the Predecessor Fund was reorganized into a newly formed series of the Trust called the Semper Short Duration Fund, which was renamed the Medalist Partners Short Duration Fund (the “Short Duration Fund”). Effective September 26, 2023, the investment adviser to the Total Return Fund and the Short Duration Fund is Medalist Partners LP (the “Adviser”). Prior to September 26, 2023, the Funds, including the Predecessor Fund, were managed by Semper Capital Management, L.P. On December 18, 2015, Class A shares became available for purchase for the Total Return Fund.
Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES
The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.
Diversification
Each Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a fund’s holdings is measured at the time the fund purchases a security and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, each Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not or could not, buy. If this were to happen, a

Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected.

Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Funds. The Funds and the Adviser are therefore not currently subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Funds are significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). To the extent the Adviser, on behalf of a Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exclusion from CFTC regulation, or the Adviser may determine that the Fund will operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. If a Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.
The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
U.S. Government Securities and Mortgage-Backed Securities
As used in this SAI, the term “U.S. Government securities” means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.
U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.
Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. If a Fund elects to invest in U.S. Government securities, then it will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.
Among the U.S. Government securities that a Fund may purchase are “mortgage-backed securities” or “MBS” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These MBS include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Funds cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.
The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie

Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.
Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019, Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.
Investment Characteristics of MBS
The investment characteristics of adjustable and fixed rate MBS differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases MBS at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.
Prepayments
Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the mortgage-backed securities that were prepaid.

Adjustable Rate Mortgage Loans (“ARMs”)
Certain mortgage loans underlying the MBS in which a Fund may invest will be ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV per share of a Fund will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period. Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
The mortgage loans underlying other MBS in which a Fund may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from five to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.

Real Estate Mortgage Investment Conduit (“REMIC”)
The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.
Stripped Mortgage-Backed U.S. Government Securities (“SMBS”)
The Funds may invest in SMBS. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets (interest-only, or “IO”), while the other class will receive the entire principal (principal-only, or “PO”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan “due on sale” clauses and state usury laws. Even though a Fund may invest in mortgage-backed securities which are U.S. Government securities, these regulations may adversely affect a Fund’s investments by delaying a Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.
Privately Issued Mortgage-Backed Securities
The Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.
Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.
Collateralized Mortgage Obligations
The Funds may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.
CMOs are issued in multiple classes. Each class of CMOs is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
Corporate Debt Obligations
The Funds also may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depends largely on the type of the underlying collateral and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify as a Rule 144A security. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Asset-Backed Securities
The Funds may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds, and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly, they are subject to many of the same risks, though often, to a greater extent.
Credit Risk Transfer Securities
The Funds may invest in fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). These obligations are referred to as “Credit Risk Transfer Securities.” Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS (“Reference Obligations”). The issuing GSE selects the pool of Reference Obligations based on that GSE’s eligibility criteria. The performance of the securities will be directly affected by the selection of the Reference Obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.
While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.
The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of Freddie Mac or Fannie Mae would not be considered an “event of default”), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario.
Municipal Securities
Each Fund may invest in real estate related municipal securities. Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.
Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
Variable and Floating Rate Securities
The Funds may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.
Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Funds may incur losses on those securities even if held to maturity without issuer default.
The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.
There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights they may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of a Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.
Structured Notes
The Funds may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.
Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value; do not pay current interest to holders prior to maturity, or have a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor’s) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.
Zero-coupon securities may be securities that have been stripped of their unmatured interest stream or custodial receipts or certificates, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
Financial Institution Obligations
The Funds may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. To the extent that a Fund invests in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the U.S. that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties.
Investment Companies
Each Fund may invest in shares of other investment companies including exchange-traded funds (“ETFs”), money market funds and other mutual funds, in pursuit of its investment objective, subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund may invest in money market mutual funds in connection with its management of daily cash positions and for temporary defensive purposes. In addition to the advisory and operational fees each Fund bears directly in connection with its own operation, the Funds would also bear their pro rata portion of each of the other investment company’s advisory and operational expenses.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) a Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load or service fee charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in an amount necessary to offset any sales charge, distribution fee or service fee).

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Private Funds.
Unregistered, privately offered funds are not registered with the SEC and therefore are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements. Because shares of privately offered funds are generally restricted to certain qualified purchasers, such shares may be illiquid and thus subject the Funds directly to liquidity risks. Even if an investment in a privately offered fund is deemed liquid at the time of investment, that fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Funds directly to liquidity risks. In addition, because shares of privately offered funds are not publicly traded, a fair value for the Funds’ investments in these funds typically will have to be determined by the valuation designee.

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since a Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and a Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.
As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. A Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. The Funds’ use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which they primarily invest. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a fund than if it had not entered into any derivatives transactions. The Funds could lose more than the principal amount that it invests in derivative securities. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Funds’ use of derivatives may increase the taxes payable by shareholders. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.
When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.
Rule 18f-4 under the 1940 Act requires a fund that trades derivatives and other transactions which create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) be subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. These requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.
Each of the Funds is classified as a limited derivatives user under Rule 18f-4 under the 1940 Act. As a limited derivatives user each Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by a Fund without a shareholder vote.
Options
The Funds may write call options on securities or futures contracts if the calls are “covered” throughout the life of the option. A call is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period. When a Fund writes a covered call option, it maintains a segregated account with the Custodian (defined hereafter) or as otherwise required by the rules of the exchange of the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. See below for additional ways a call can be covered. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.
The Funds may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).
The Funds may also write and purchase put options (“puts”). When a Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.
Purchasing Put and Call Options – When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the “option premium”). The Funds may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.
Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.
The purchaser of an option may terminate its position by:
•Allowing it to expire and losing its entire premium;
•Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•Closing it out in the secondary market at its current price.
Selling (Writing) Put and Call Options – When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Funds may try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.
The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.
The Funds are permitted only to write covered options. A Fund can cover a call option by owning:
•The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•A call option on the same security or index with the same or lesser exercise price;
•A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•In the case of an index, the fund of securities that corresponds to the index.
A Fund can cover a put option by:
•Entering into a short position in the underlying security;
•Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•Maintaining the entire exercise price in liquid securities.
Options on Futures – An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.
The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
The Funds may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reason it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.
The Funds may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its assets.
The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.
The Funds may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of options.
Interest Rate Swaps
The Funds may enter into interest rate swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified future dates. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Funds could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.
Credit Default Swaps
The Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.
The Funds may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.
Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.
The Funds may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated above BBB or below BBB. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Funds reserve the right to invest in similar instruments that may become available in the future.
Total Return Swaps
Total return swaps give the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.
Short Sales
The Funds are authorized to make short sales of securities.  In a typical short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  A Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which a Fund has a short position can range from as little as one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan.  To meet current margin requirements, a Fund is also required to deposit with the broker cash or securities in excess of the current market value of the securities sold short as security for its obligation to cover its short position.  A Fund is required to comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under Rule 18f-4. See “Risks of Derivatives” above.
With respect to the Funds, the Adviser will generally sell securities short in conjunction with long positions with similar characteristics for the purposes of managing certain risks (primarily interest rate and/or yield spread risk) or for capturing differences in value between two securities, and not for the purpose of forecasting the market’s direction. In many instances, the Funds will utilize forward-settling sales of agency RMBS where the underlying pools of mortgage loans are To Be Announced (“TBA”) securities for these short selling activities.

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
High-Yield Securities
The Funds may invest in securities rated lower than BBB by S&P Global Ratings (“S&P”) or lower than Baa by Moody’s Investors Service©, Inc. (“Moody’s”), or their equivalent. High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
Ratings of debt securities represent the rating agencies’ opinions regarding their quality, but are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether a Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.
Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.
Corporate Debt Obligations
The Funds may invest in corporate fixed-income securities and loans, including private asset-backed loan participations, of any maturity or credit quality. Bonds and loans rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds or loans,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
Foreign Securities
The Funds may make investments in securities of non-U.S. issuers (“foreign securities”), including foreign bonds. Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of portfolio securities denominated in that currency. Such changes will affect the Funds to the extent that the Funds are invested in foreign securities that are denominated in a currency other than the U.S. dollar.
Taxes. The interest and dividends payable to a Fund on certain of a Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Funds may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
The extent to which the Funds will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
To Be Announced (TBA) Market
The Funds may purchase MBS in the TBA market. Most Fannie Mae, Freddie Mac and Ginnie Mae MBS are eligible to be sold in the TBA market. The TBA market allows mortgage lenders to sell the loans they intend to fund before the loans are closed. A TBA trade represents a contract for purchase or sale of MBS to be delivered at a future agreed-upon date. In the TBA market, Fannie Mae, Freddie Mac and Ginnie Mae MBS are traded on a forward or delayed delivery basis with settlement up to 180 days later. A Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its shares.
The parties to TBA contracts will agree on the type of MBS, the type of mortgage, coupon or interest rate, the total dollar amount of the MBS, price and settlement date. The purchaser will contract to acquire a specified dollar amount of MBS, which may be satisfied when the seller delivers one or more MBS pools at settlement. Forty-eight hours before settlement, the seller specifies or allocates the identity and number of mortgage pools by the specific pool numbers and CUSIPs to be delivered to satisfy the TBA trade. When a seller in the TBA market sells an MBS before the underlying mortgage is closed, the purchaser bears the risk that commitments for the mortgage loans will not close. The TBA market reduces this risk by pooling MBS together according to similar characteristics that are based on guidelines established by the TBA market. The seller is able to deliver any mortgage pool that satisfies the TBA trade and meets the TBA market’s delivery requirements. The purchaser assumes the risk that the characteristics of the mortgage-backed security delivered to the purchaser may be less favorable.
TBA-eligible MBS may be traded through generic, stipulated or specified trades. Generic TBA trades are trades that meet the delivery requirement of the TBA market. The Funds trade on a generic basis through the TBA market process. Stipulated TBA trades are trades that meet the TBA delivery requirements which have characteristics that have been requested by the investor. The most common stipulated terms are number of pools that can be delivered, the principal dollar amount variance, maturity year, weighted average loan age of the mortgage loans in the pool, and geographic location of the underlying properties. In generic and stipulated TBA trades, there is no specific security identified at the time the parties enter into the trade. Investors that wish to purchase a particular mortgage pool will engage in a specified trade. The purchaser identifies the actual pool they wish to purchase by pool and CUSIP number.
Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require a Fund to post collateral in connection with its TBA transactions. The required margin could increase the cost to the Fund and impose additional complexity to enter into TBA transactions.
Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 under the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Risks of Derivatives” above.
Dollar Rolls
TBA market participants trade TBA pools using “dollar rolls” as their financing vehicles. Dollar rolls are a form of collateralized short-term financing where the collateral consists of mortgage securities and performs a function analogous to a reverse repurchase agreement. Unlike a reverse repurchase agreement, which requires redelivery of exactly the same securities, a dollar roll is a simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. The dealer (purchaser), who is said to “roll in” the securities received, is not required to deliver the identical securities, only securities that meet the TBA market’s good delivery guidelines (which establishes standard notification and settlement dates for TBA securities). The investor may assume some risk because the characteristics of the MBS delivered to the investor may be less favorable than the MBS the investor delivered to the dealer. Because the dealer is not obligated to return the identical MBS collateral that the investor has delivered, both parties usually transact the dollar roll with generic Fannie Mae, Freddie Mac or Ginnie Mae MBS pools that have the same or less value than the average TBA-eligible security.
A dollar roll transaction transfers prepayment risk to the dealer. Dollar rolls offer the dealer a convenient way to obtain promised mortgage securities, avoiding much of the cost of failing to make timely delivery. The dealer is willing to pay up to the cost of failure to deliver for the short-term opportunity to borrow or purchase securities required to meet a delivery commitment. For this reason most dollar rolls are transacted close to the monthly settlement date for MBS.
Equity Securities
The Funds may invest in or hold equity securities. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.
Rights and Warrants. The Funds may invest in or hold rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, a Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.

Repurchase Agreements
The Funds may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Funds may acquire securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.
Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements without limit as part of a Fund’s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund.  An investment of a Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.
Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing and Leverage Transactions” below) or (2) derivatives transactions under Rule 18f-4 (see “Risks of Derivatives” above).
When-Issued Securities
When-issued transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a fund has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

Under normal circumstances, when a fund purchases securities on a when-issued basis, it will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the fund and the counterparty according to an agreed-upon schedule. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Risks of Derivatives” above.
Illiquid and Restricted Securities
Pursuant to Rule 22e-4 under the 1940 Act, the Funds may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. In the event that more than 15% of its net assets are invested in illiquid investments, the Fund will make such reports as required under the liquidity risk management program and will seek to reduce its holdings of illiquid investments within a reasonable period of time.

A Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to a Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities. Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in a Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under a Fund’s liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict a Fund’s ability to conduct transactions in those securities.

Borrowing and Leverage Transactions
Subject to the limitations described under “Investment Restrictions” below, the Funds may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities and entering into repurchase agreements. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.
Special Risks Related to Cyber Security
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
Each Fund may not:
1.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
2.Borrow money, except as permitted under the 1940 Act.
3.Issue senior securities, except as permitted under the 1940 Act.
4.Engage in the business of underwriting securities, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
5.Total Return Fund
Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry, except that the Total Return Fund will invest at least 25% of its total assets in mortgage-backed securities, which for purposes of this investment restriction the Fund will treat as an industry or group of industries. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
Short Duration Fund
Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.
6.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
7.Purchase or sell physical commodities or contracts relating to physical commodities.
8.Make loans to others, except as permitted under the 1940 Act.
Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.Hold, in the aggregate, more than 15% of its net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act.
For purposes of number (2) above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of a Fund’s net assets are invested in illiquid securities, the Fund will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid securities” has the same meaning as “illiquid investments” given in Rule 22e-4 under the 1940 Act and associated guidance.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Funds’ portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.
The following table shows each Fund’s portfolio turnover rate for the periods shown:

	Fiscal Year Ended November 30,
	2025	2024
Total Return Fund	74%(1)	30%
Short Duration Fund	86%	86%
(1) The Total Return Fund’s 2025 portfolio turnover rate was higher than the 2024 portfolio turnover rate due to increased fund flows and a more active issuance market within securitized products, providing greater opportunities for active management.
MANAGEMENT
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies, and to the general supervision of the Board. The Trustees and officers of the Trust, their years of birth, positions with the Trust, terms of office with the Trust, length of time served, business addresses and principal occupations during the past five years, and other directorships held are set forth in the table below.
Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.
Independent Contractor (February 2025 to present); Partner and Head of Business Development, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).
Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).		Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).

Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Lillian A. Kabakali (1980) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since March 2026.	Vice President, U.S. Bank Global Fund Services (January 2026 to present); Senior Counsel, Royal Bank of Canada (February 2025 to November 2025); Vice President, U.S. Bank Global Fund Services (April 2023 to February 2025); Vice President, Compliance, Guggenheim Partners Investment Management Holdings, LLC (April 2019 to April 2023).

*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of November 30, 2025, the Trust is comprised of numerous active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series. The Predecessor Fund reorganized into the Trust as the Short Duration Fund on March 28, 2014.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Compensation
Effective January 1, 2026, the Independent Trustees each receive an annual retainer of $116,500 per year allocated among each of the various portfolios comprising the Trust, an additional $7,000 per regularly scheduled Board meeting, and an additional $1,500 for certain special meetings, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2026, the annual retainer was $108,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $15,000, $10,000, and $5,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. Set forth below is the compensation received by the Independent Trustees from the Funds for the fiscal year ended November 30, 2025.

	Aggregate Compensation from the Total Return Fund(1)	Aggregate Compensation from the Short Duration Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)(2)
Independent Trustee
David G. Mertens	$4,616	$4,616	None	None	$9,232
Joe D. Redwine(3)	$4,384	$4,384	None	None	$8,768
Michele Rackey	$4,432	$4,432	None	None	$8,864
Anne W. Kritzmire	$4,309	$4,309	None	None	$8,618
Craig B. Wainscott	$4,356	$4,356	None	None	$8,712
(1)    For the Funds’ fiscal year ended November 30, 2025.
(2)    There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the Funds’ fiscal year ended November 30, 2025, aggregate Independent Trustees’ fees for the Trust were $713,000.
(3)    Effective December 31, 2025, Mr. Redwine has resigned from the Board..

Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all registered investment companies, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Trust Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President and Principal Executive Officer of the Trust is not a Trustee, but rather a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Board Chair, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.
The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as an Independent Contractor. Mr. Mertens previously served as Partner and Head of Business Development of QSV Equity Investors, LLC, a privately held investment advisory firm, from 2019 to 2025. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.
Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for nine years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.
Anne W. Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-Present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-2025). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management. Ms. Kritzmire serves as an Audit Committee Financial Expert for the Trust.
Craig B. Wainscott. Mr. Wainscott has substantial global executive and advisory experience, including his current position as a mutual fund trustee at iMGP Funds and early-stage business advisor. He formerly served as an Independent Trustee and Board Chair of Brandes Investment Trust. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA. Mr. Wainscott serves as an Audit Committee Financial Expert for the Trust.

Trust Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating and Governance Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate each Fund’s investment risks. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of all of the Independent Trustees. Ms. Rackey is the Chair of the Audit Committee. The Audit Committee will meet at least once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met twice with respect to the Funds during the fiscal year ended November 30, 2025.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC did not meet with respect to the Trust during the Funds’ fiscal year ended November 30, 2025.
The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Wainscott is the Chair of the Governance and Nominating Committee. The Nominating and Governance Committee met twice with respect to the Trust during the Funds’ fiscal year ended November 30, 2025.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Fund and the amount of shares in the aggregate owned by the Trustees as of the calendar year ended December 31, 2025.

	Dollar Range of Equity Securities in the Total Return Fund	Dollar Range of Equity Securities in the Short Duration Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Independent Trustees
David G. Mertens	Over $100,000	None	Over $100,000
Michele Rackey	None	None	$50,001 - $100,000
Anne W. Kritzmire	None	None	None
Craig B. Wainscott	None	None	None
As of December 31, 2025, neither the Independent Trustees nor members of their immediate families, own securities beneficially or of record in the Advisor, the distributor, as defined below, or an affiliate of the Advisor or distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the distributor or any affiliate thereof was a party.

Control Persons, Principal Shareholders, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds. For control persons only, if a control person is a company, the table also indicates the control person’s parent, if any, and the jurisdiction under the laws of which the control person is organized.
As of February 28, 2026, there were no control persons of the Funds. However, the following were considered principal shareholder of the Funds:

Medalist Partners MBS Total Return Fund – Investor Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	54.48%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	36.87%	Record
Medalist Partners MBS Total Return Fund – Institutional Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	34.16%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	28.01%	Record
Pershing, LLC 1 Pershing Plz, 14th Floor Jersey City, NJ 07310-2010	12.24%	Record
UBS Wealth Management USA Special Custody A/C 1000 Harbor Blvd., Weehawken, NJ 07086-6761	5.16%	Record
Medalist Partners MBS Total Return Fund – Class A Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	42.06%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	35.02%	Record

Name and Address	% Ownership	Type of Ownership
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	10.62%	Record

Medalist Partners Short Duration Fund – Investor Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	59.41%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	26.93%	Record
Medalist Partners Short Duration Fund – Institutional Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	39.62%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	28.45%	Record
Reliance Trust Company FBO Fiduciary Trust C/R P.O. Box 78446 Atlanta, GA 30357-3114	8.51%	Record
Pershing, LLC 1 Pershing Plz, 14th Floor Jersey City, NJ 07399-0002	7.72%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB 1 New York Plaza, Floor 12 New York, NY 10004-1965	5.95%	Record
Management Ownership Information. As of February 28, 2026, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Funds.

PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser’s proxy voting polices are located in Appendix C.
Historically and currently, the types of securities in which the Adviser invests provide no voting rights. If, in the future, the Adviser invests in securities that provide proxy voting rights, policies and procedures will be adopted prior to voting such proxies. The policies and procedures will be designed to ensure proxies are voted in accordance with client instructions and in a manner that the Adviser believes to be in the best interest of its clients. They will address dealing with of conflicts of interest, recordkeeping and disclosure requirements. The Adviser will offer to provide a copy of such policies upon request.
The Trust is required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-736-7799 and on the SEC’s website at www.sec.gov.
THE FUNDS’ INVESTMENT ADVISER
As of September 26, 2023, Medalist Partners LP, located at 747 Third Avenue, Suite 2902, New York, NY 10017, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. At a special shareholder meeting held on September 15, 2023, shareholders of the Funds voted to approve a new investment advisory agreement with Medalist Partners LP. Mr. Gregory Richter and Mr. Michael Ardisson each own over 25% of the Adviser and are both control persons of the Adviser.
Prior to September 26, 2023, Semper Capital Management, L.P. (“Previous Adviser”), located at 52 Vanderbilt Avenue, 4th Floor, New York, NY 10017-3851, served as the investment adviser to the Funds.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and payable monthly.
For its services, the Total Return Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.60% of its average daily net assets up to $1.5 billion, 0.55% for the next $1 billion, and 0.50% over $2.5 billion, and the Short Duration Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.35% of its average daily net assets.

For the fiscal years indicated below, the Funds paid the following management fees to the Adviser or Previous Adviser as applicable:
Medalist Partners MBS Total Return Fund

Fiscal Year Ended November 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Adviser/Previous Adviser
2025	$1,895,526	$341	$73,833	$1,969,018
2024(1)	$1,328,050	$81,464	$7,972	$1,254,558
2023(1)	$207,547	$0	$0	$207,547
2023(2)	$1,366,360	$0	$0	$1,366,360

(1) For the fiscal year ended November 30, 2024 and the fiscal period from September 26, 2023 to November 30, 2023, management fees were paid to the Adviser.
(2) For the fiscal period from December 1, 2022 to September 25, 2023, management fees were paid to the Previous Adviser.

Medalist Partners Short Duration Fund

Fiscal Year Ended November 30,	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Adviser/Previous Adviser
2025	$1,244,807	$52,719	$73,459	$1,265,547
2024(1)	$1,005,556	$157,175	$0	$848,381
2023(1)	$141,623	$23,876	$0	$117,747
2023(2)	$654,568	$104,673	$0	$549,895

(1) For the fiscal year ended November 30, 2024 and the fiscal period from September 26, 2023 to November 30, 2023, management fees were paid to the Adviser.
(1) The fiscal fiscal period from December 26, 2022 to September 25, 2023, management fees were paid to the Previous Adviser.
The Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the

Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Funds); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
Though the Funds are responsible for their own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to a Funds’ payment of current ordinary operating expenses. The Adviser is not permitted to recoup previously waived fees or expenses paid by the Previous Adviser.
Portfolio Managers
Mr. James Buccola is the Chief Investment Officer and Partner of the Adviser. Mr. Greg Richter is the CEO, Partner and co-founder of the Adviser. Mr. Thomas Mandel is a Portfolio Manager with the Adviser. Mr. Buccola, Mr. Richter, and Mr. Mandel are the portfolio managers primarily responsible for the day-to-day management of the Funds. Mr. Buccola began serving as a portfolio manager for both Funds in September 2024. Mr. Richter began serving as a portfolio manager for both Funds when Medalist Partners became the Adviser to the Funds in September 2023. Including the period Mr. Mandel was employed by the Previous Adviser, he has served as the Short Duration Fund’s portfolio manager since its inception in December 2010 and the Total Return Fund’s portfolio manager since January 2015.
The following table shows the number of other accounts (not including the Funds) managed by Mr. Buccola and the total assets in the accounts managed within various categories as of November 30, 2025.

Type of Accounts*	Number of Accounts (excluding the Funds)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$29	0	$0
Other Accounts	7	$516	0	$0

The following table shows the number of other accounts (not including the Funds) managed by Mr. Richter and the total assets in the accounts managed within various categories as of November 30, 2025.

Type of Accounts*	Number of Accounts (excluding the Funds)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$29	0	$0
Other Accounts	7	$516	0	$0

The following table shows the number of other accounts (not including the Funds) managed by Mr. Mandel and the total assets in the accounts managed within various categories as of November 30, 2025.

Type of Accounts*	Number of Accounts (excluding the Funds)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$29	0	$0
Other Accounts	0	$0	0	$0
Material Conflicts of Interest. The Adviser does not foresee any conflicts of interest in the management of the Funds and its other accounts. The Adviser, as a matter of policy and practice, acts as a fiduciary in all client matters, seeks to avoid or resolve conflicts of interest, and meets all regulatory requirements. Standards of business conduct are detailed in the Adviser’s Code of Ethics. Each employee is responsible to have read, be familiar with, and annually certify compliance with the Adviser’s Code of Ethics. There is no conflict of the duties necessary for the Funds and other products. In all cases, the Adviser acts as a fiduciary of client assets and accounts and follows its trading policies and procedures.
Compensation. A portfolio manager’s compensation package consists of fixed salaries and bonuses. The bonus is not based upon the performance of the Funds, but rather the individual’s contribution to the Adviser’s current and future success, including investment performance across all strategies, contribution to the investment process, client interaction and overall contribution to the Adviser. In addition to cash compensation, a portfolio manager is eligible to participate in the Adviser’s broad-based equity ownership program.

Securities Owned in the Fund by the Portfolio Managers. As of November 30, 2025, the portfolio managers owned the following securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)
	Total Return Fund	Short Duration Fund
Mr. James Buccola	$100,001 - $500,000	$500,001 - $1,000,000
Mr. Greg Richter	$50,001 - $100,000	$50,001 - $100,000
Mr. Thomas Mandel	$50,001 - $100,000	$100,001 - $500,000

SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration servicing agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (the “Administrator”), doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Funds. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
During the fiscal years ended November 30 indicated below, the Funds paid the following amounts to Fund Services for fund administration and fund accounting services:

	2025	2024	2023
Total Return Fund	$349,578	$290,875	$312,313
Short Duration Fund	$363,853	$340,414	$284,487
Fund Services is also entitled to certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. Additionally, the Administrator provides CCO services to the Trust under a separate agreement. The cost of the CCO services is charged to the Funds and approved by the Board annually.
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of each Fund’s assets, holds each Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds, whose services include auditing the Funds’ financial statements and the performance of related tax services.
Sullivan & Worcester LLP (“Sullivan & Worcester”), 1251 Avenue of the Americas, 19th Floor, New York, New York 10020 serves as legal counsel to the Trust and provides counsel on legal matters relating to the Funds. Sullivan & Worcester also serves as independent legal counsel to the Board.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC.
While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.
During the fiscal year ended November 30, 2025, November 30, 2024 and November 30, 2023, the Funds did not pay any brokerage commissions.
The Adviser did not direct the Funds’ brokerage transactions to a broker because of research services during the Funds’ fiscal year ended November 30, 2025.
The Funds did not acquire securities of their regular brokers or dealers during the fiscal year ended November 30, 2025.
DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of each Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

For the fiscal year ended November 30, 2025, the aggregate amount of underwriting commissions paid by the Total Return Fund and retained by the Distributor was $1.
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares for the Total Return Fund and the Investor Class shares of both Funds pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets. The Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Plan, or to provide certain shareholder services. Amounts paid under the Plan, by the Funds, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of each Fund’s Investor Class shares and the Total Return Fund’s Class A shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Funds. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Funds as may be required.
Under the Plan, the Trustees are furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor in its capacity as the Funds’ principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of Fund assets to finance the distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
The table below shows the 12b-1 payments paid by Class A and Investor Class shares of the Fund pursuant to the Plan for the fiscal year ended November 30, 2025:

Total Return Fund – Class A

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended November 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$5,920
Payment to dealers	$13,150
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$19,070
Total Return Fund – Investor Class

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended November 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$25,741
Payment to dealers	$32,650
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$58,391
Short Duration Fund – Investor Class

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended November 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$41,521
Payment to dealers	$55,199
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$96,720
Sub-Accounting Service Fees
In addition to the fees that the Funds may pay to the Transfer Agent, the Board has authorized the Funds to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Any sub-accounting fees paid by each Fund are included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.
CODES OF ETHICS
The Trust and Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PORTFOLIO HOLDINGS POLICY
The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual report to shareholders and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, information about a Fund’s portfolio holdings is not distributed to any person unless:
▪The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
▪The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
▪The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;
▪The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.
Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of a Fund’s shareholders. These persons include:
▪A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
▪Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information approximately sixty calendar days following the end of each month; or
▪Internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: Fund Services; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Sullivan & Worcester LLP (“Sullivan & Worcester”) and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.
The CCO or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and their shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Funds. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

DETERMINATION OF SHARE PRICE
The NAV of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV is calculated by adding the value of all securities and other assets attributable to each Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to a Fund (including accrued expenses). The net asset amount attributable to the Class A shares, Institutional Class shares and Investor Class shares is divided by the number of shares held by investors of each applicable class.
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s valuation designee pursuant to procedures adopted by the Adviser. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the valuation designee’s approved procedures.
Debt securities are similarly valued under the valuation designee’s procedures, which may include independent third-party pricing services. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.
The Funds’ securities, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by a Fund’s valuation designee.
All other assets of a Fund are valued in such manner as the valuation designee in good faith deems appropriate to reflect their fair value.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of the Funds from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Funds. Financial Intermediaries may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediaries to accept orders on the Funds’ behalf. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. A Fund will be deemed to have received a purchase order when a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the order.
The public offering price of Fund shares is the NAV per share. For Class A shares of the Total Return Fund the public offering price is the NAV per share plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund.
Additionally, a Funds’ minimum investment requirements may be waived by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;

•current employees of the Transfer Agent, broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor; and
•qualified broker-dealers who have entered into an agreement with the Distributor.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with a Fund’s investment objectives and otherwise acceptable to the Adviser and the Board.
For Class A shares of the Total Return Fund, a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in the Prospectus. All variations described in Schedule A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Schedule A should read the terms and conditions of Schedule A carefully. For the variations applicable to shares offered through a Morgan Stanley Wealth Management transactional brokerage account and Raymond James-sponsored platforms, please see Schedule A. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Schedule A to the Funds’ Prospectus.
Sales Charges and Dealer Reallowance (Total Return Fund Only)
Class A shares of the Total Return Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Total Return Fund.
If you purchase Class A shares of the Total Return Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows and the portion of the initial sales charge the Distributor re-allows to dealers is as shown in the far-right column:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $100,000	2.00%	2.04%	2.00%
$100,000 to $249,999	1.60%	1.63%	1.60%
$250,000 to $499,999	1.15%	1.16%	1.15%
$500,000 to $999,999	0.90%	0.91%	0.90%
$1 million or more (2)	None	None	0.50%(3)
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)Class A shares that are purchased at NAV in amounts of $1 million or more may be assessed a 0.50% CDSC, if they are redeemed within 18 months from the date of purchase. The CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC.
(3)The Adviser intends to pay a commission to financial advisors who place an order for a single purchaser based on a shareholder’s cumulative purchases. For purchases over $1 million, such commissions are paid at the rate of 0.50% of the total purchase amount.
The Distributor retains the entire initial sales charge on accounts with no authorized dealer of record.
Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge. You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.
•You pay no sales charges on Fund shares you buy with reinvested distributions.
•You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.
•You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.
•By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Any shares purchased within 90 days of the date you sign the LOI may be used as credit towards completion, but the reduced sales charge will only apply to new purchases made on or after that date. Reinvested dividends and capital gains do not count as purchases made during this period. The Transfer Agent will hold in escrow shares equal to approximately 2% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. For example, an investor has $75,000 to invest in a Fund, but intends to invest an additional $2,000 per month for the next 13 months for a total of $101,000. Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 1.60% rather than 2.00%. If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.
•Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the NAV by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase. For example, an individual has a $55,000 investment in a Fund, which was sold with a 2.00% front-end load. The investor intends to open a second account and purchase $50,000 of the Fund. Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 1.60% (rather than the 2.00% for a single transaction amount).
Eligible Accounts. Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge. (Your primary household group consists of you, your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.) Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:
•Individual or joint accounts held in your name;
•Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and
•Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation.
The following accounts are not eligible to be included in determining ROA eligibility:
•Investments in Class A shares where the sales charge was waived.
Waiving Your Sales Charge. The Fund’s Adviser reserves the right to waive the sales charges for certain groups or classes of shareholders. If you fall into any of the following categories, you can buy Class A shares at NAV per share without a sales charge:
•Current and retired employees, directors/trustees and officers of:
i.The Trust; and
ii.The Adviser and its affiliates;
iii.Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of (i)-(ii); and
•Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates;
•Current employees of:
i.The Transfer Agent;
ii.broker-dealers who act as selling agents for the Funds/Trust;
iii.family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of (i)-(ii);
•Purchases for the benefit of the clients of brokers, dealers, and registered investment advisers if such brokers, dealers, or investment advisers have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products;
•Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms;
•Waiver of Class A sales charge for financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and
•Purchases resulting from the reinvestment of a distribution
To receive a reduction or waiver of your Class A initial sales charge, you must inform your financial intermediary or the Adviser at the time you purchase shares that you qualify for such a reduction.  If you do not inform your financial intermediary or the Adviser that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled.  In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide to your financial intermediary or the Adviser, information and records (including account statements) of all relevant accounts invested in the Total Return Fund.  Sales charge waivers may not be available through certain financial intermediaries, due to the policies, procedures, trading platforms and/or systems of the financial intermediaries. You may need to invest directly through the Adviser in order to receive the sales charge waivers described herein.
The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your Broker for further information.
A financial intermediary may impose different sales load discounts. Sales load discount and waiver variations specific to certain financial intermediaries are described in Schedule A to the Prospectus.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Funds or through your Financial Intermediary. A Fund will be deemed to have received a redemption order when a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the order.
Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, a Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
Redemptions In-Kind
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Funds. The Funds have reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. A redemption, whether in cash or in-kind, is a taxable event for you. If a shareholder receives a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the Trust protocol of making such distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
Conversion Feature
If consistent with your financial intermediary’s program, Investor Class shares of the Funds and Class A shares of the Total Return Fund that have been purchased by a financial intermediary on behalf of clients participating in (i) 401(k) plans, Section 457 deferred compensation plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the Funds if the financial intermediary satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Funds. Any such conversion will be effected at NAV without the imposition of any fee or other charges by the Funds. Please contact your financial intermediary about any fees that it may charge.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
The Funds accrue both net investment income and dividends, daily. Distributions from net investment income generally are made monthly and distributions from net profits from the sale of securities generally are made annually. The Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year also will be distributed by December 31 of each year.
Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds, as series of the Trust, have elected and intend to qualify to be taxed as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to comply with all applicable requirements regarding the source of income, diversification of assets and the timing and amount of distributions. The Funds’ policy is to distribute to shareholders all investment income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. If the Funds do not qualify as regulated investment companies, they will be taxed as regular corporations and will not be entitled to deduct the dividends paid to shareholders. The Funds can give no assurances that distributions will be sufficient to eliminate all taxes in every year. To avoid a non-deductible 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Funds or by shareholders.
Net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Funds. As of November 30, 2025, the Total Return Fund had long-term capital loss carryforwards of $220,561,384 and short-term capital loss carryforwards of $207,387,740. The Short Duration Fund had long-term capital loss carryforwards of $6,291,903 and short-term capital loss carryforwards of $19,488,000. Capital losses will not expire and may be carried forward indefinitely to offset capital gain income of the Funds in future years.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Dividends from the Funds and gains from the sale of a Fund’s shares are subject to the federal 3.8% surtax on net investment income applicable to taxpayers in the higher income tax brackets. Long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Capital gain distributions are not eligible for the dividends‑received deduction for corporate shareholders. There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions generally are taxable when received or deemed to have been received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing liability for the alternative minimum tax of a shareholder who is an individual. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes dividends paid by a real estate investment trust (“REIT”). Regulations adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements. There is currently no mechanism for a Fund, to the extent that a Fund invests in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable a Fund to pass through to non-corporate shareholders the ability to claim this deduction.

Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption or sale of shares within six months from the date of their purchase will be treated as a long‑ term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Funds are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
Under the Code, the Funds are required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the Funds with their Social Security or taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on a Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors, or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, estates the income of which is subject to United States federal income taxation regardless of its source, and trusts that (1) are subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as a United States person. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation. No rulings with respect to tax matters of the Funds will be sought from the Internal Revenue Service. Sullivan & Worcester has expressed no opinion in respect of the foreign or tax information in the Prospectus or this SAI.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Funds available for distribution to shareholders.
With respect to the Funds, the Trust may offer more than one class of shares. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Total Return Fund offers three share classes – Institutional Class shares, Investor Class shares and Class A shares and the Short Duration Fund offer two share classes – Institutional Class shares and Investor Class shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the  Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
FINANCIAL STATEMENTS
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The Form N-CSR for the Funds for the fiscal year ended November 30, 2025 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A
General Credit Ratings
Moody’s Investors Service, Inc.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Standard & Poor’s Ratings Group
Long-Term Issue Credit Ratings

Category	Definition
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings

Category	Definition
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
Commercial Paper Ratings
Moody’s Investors Service, Inc.
Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Standard & Poor’s Ratings Group
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX C
MEDALIST PARTNERS, LP
PROXY VOTING POLICY AND PROCEDURES

Introduction

Medalist Partners, LP (“Medalist”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Medalist to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Medalist must cast proxy votes in the best interests of each of its clients.

Medalist provides investment advisory services to private investment funds as well a separate accounts for institutional or individual investors (hereafter, the “Clients”) and is of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of the Clients. The Policy addresses particular issues and gives a general indication of how Medalist will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Medalist’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to Client securities (collectively, “proxies”), in a manner that serves the best interests of the Clients, as determined by Medalist in its discretion, taking into account the following factors: (i) the impact on the value of the investments; (ii) the anticipated associated costs and benefits; (iii) the continued or increased availability of portfolio information; and (iv) industry and business practices. In limited circumstances, Medalist may refrain from voting proxies where Medalist believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Clients.

Prior to exercising its voting authority, if any, Medalist reviews the relevant facts and determines whether or not a material conflict of interest may arise due to business, personal or family relationships of Medalist, its owners, its employees or its related persons, with persons having an interest in the outcome of the vote. If a material conflict exists, Medalist takes steps to ensure that its voting decision is based on the best interests of the Client and is not a product of the conflict. Medalist may, at its discretion, disclose the conflict of interest to the Client and defer to the client’s voting recommendation, defer to the voting recommendation of an independent third party provider of proxy voting services, or take any other action which would serve the best interest of the Client. Depending on the particular circumstances involved, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may be similar or identical.

Proxy Voting Committee
The Proxy Voting Committee will consist of Portfolio Managers, the President, the CCO, and the Director of Operations. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Medalist’s clients.

Medalist investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Consent
In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Medalist is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:
a.a copy of the Policy;
b.a copy of each proxy statement received on behalf of Medalist clients;
c.a record of each vote cast on behalf of Medalist clients;
d.a copy of all documents created by Medalist personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
e.a copy of each written request by a client for information on how Medalist voted proxies, as well as a copy of any written response.

Disclosure

Medalist will describe the Policy to each client. Upon request, Medalist will provide any client with a copy of the Policy. Medalist will also disclose to its clients how they can obtain information on their proxy votes.

Procedures
The Proxy Voting Committee will administer the voting of all client proxies. Medalist’s operations team will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting
Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements
Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws
Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting
Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors
Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting
Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection are generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors
Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors
Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits
Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests
Voting on Director Nominees in Contested Elections
Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting
Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting
Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)
Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders' Ability to Act by Written Consent
Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings
Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements
Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring
Appraisal Rights
Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales
Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures
Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements
Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization
Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs
Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals
Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure
Adjustments to Par Value of Common Stock
Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights
Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock
Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs
Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation
Executive and Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans
Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals
Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals
Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing
Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes
Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

PART C
Medalist Partners MBS Total Return Fund
Medalist Partners Short Duration Fund

OTHER INFORMATION

Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust October 18, 2018, was previously filed with the Post-Effective Amendment No. 866 to the Trust’s Registration Statement on Form N-1A on January 23, 2019 and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated March 24, 2023, was previously filed with Post-Effective Amendment No. 1125 to the Trust’s Registration Statement on Form N-1A on March 31, 2023, and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)
Investment Advisory Agreement dated September 26, 2023, between the Trust and Medalist Partners, LP was previously filed with Post-Effective Amendment No. 1132 to the Trust’s Registration Statement on Form N-1A on September 26, 2023, and is incorporated herein by reference.

(e)
Distribution Agreement dated January 1, 2026 was previously filed with Post-Effective Amendment No. 1184 to the Registration Statement on Form N-1A on January 22, 2026, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - not applicable.

(g)
Amended and Restated Custody Agreement dated December 6, 2012, was previously filed with Post-Effective Amendment No. 474 to the Trust’s Registration Statement on Form N-1A on January 23, 2013, and is incorporated herein by reference.

(i)
Amendment (Medalist Partners MBS Total Return f/k/a Semper MBS Total Return Fund) dated June 28, 2013, to the Amended and Restated Custody Agreement was previously filed with Post Effective Amendment No. 522 to the Trust’s Registration Statement on Form N-1A on July 18, 2013, and is incorporated herein by reference.

(ii)
Amendment (Medalist Partners Short Duration Fund f/k/a Semper Short Duration Fund) dated December 5, 2013, to the Amended and Restated Custody Agreement was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment (Medalist Partners MBS Total Return Fund f/k/a Semper MBS Total Return Fund) dated June 28, 2013, to the Fund Administration Servicing Agreement, was previously filed with Post Effective Amendment No. 522 to the Trust’s Registration Statement on Form N-1A on July 18, 2013, and is incorporated herein by reference.

(B)
Amendment (Medalist Partners Short Duration Fund f/k/a Semper Short Duration Fund) dated December 5, 2013, to the Fund Administration Servicing Agreement, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(C)
Addendum dated December 20, 2024 to the Fund Administration Servicing Agreement dated June 8, 2006 was previously filed with Post-Effective Amendment No. 1156 to the Trust's Registration Statement on Form N-1A on January 23, 2025, and is incorporated herein by reference.

(ii)
Transfer Agent Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N‑1A on June 28, 2006, and is incorporated herein by reference.

(A)
Addendum dated March 26, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 282 to the Trust’s Registration Statement on Form N-1A on April 21, 2009, and is incorporated herein by reference.

(B)
Amendment (Medalist Partners MBS Total Return Fund f/k/a Semper MBS Total Return Fund) dated June 28, 2013, to the Transfer Agent Servicing Agreement, was previously filed with Post Effective Amendment No. 522 to the Trust’s Registration Statement on Form N-1A on July 18, 2013, and is incorporated herein by reference.

(C)
Amendment (Medalist Partners Short Duration Fund f/k/a Semper Short Duration Fund) dated December 5, 2013, to the Transfer Agent Servicing Agreement, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(D)
Amendment (Medalist Partners MBS Total Return Fund and Short Duration Fund f/k/a Semper MBS Total Return Fund and Semper Short Duration Fund) dated April 1, 2014, to the Transfer Agent Servicing Agreement, was previously filed with Post-Effective Amendment No. 647 to the Trust’s Registration Statement on Form N-1A on March 30, 2015, and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N‑1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment (Medalist Partners MBS Total Return Fund f/k/a Semper MBS Total Return Fund) dated June 28, 2013, to the Fund Accounting Servicing Agreement, was previously filed with Post Effective Amendment No. 522 to the Trust’s Registration Statement on Form N-1A on July 18, 2013, and is incorporated herein by reference.

(B)
Amendment (Medalist Partners Short Duration Fund f/k/a Semper Short Duration Fund) dated December 5, 2013, to the Fund Accounting Servicing Agreement, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(iv)		Operating Expenses Limitation Agreement dated March 30, 2026 — filed herewith.

(v)	Powers of Attorney

(A)
Power of Attorney (Rackey, Mertens, Redwine, Kritzmire and Wainscott) dated August 27, 2024 was previously filed with Post-Effective Amendment No. 1151 to the Trust's Registration Statement on Form N-1A on August 28, 2024, and is incorporated herein by reference.

(i)	Legal Opinions

(i)
Legal Opinion (Medalist Partners MBS Total Return Fund f/k/a Semper MBS Total Return Fund) dated July 18, 2013, was previously filed with Post-Effective Amendment No. 522 to the Trust’s Registration Statement on Form N-1A on July 18, 2013, and is incorporated herein by reference.

(ii)
Legal Opinion (Medalist Partners Short Duration Fund f/k/a Semper Short Duration Fund) dated March 24, 2014, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	Omitted Financial Statements - not applicable.

(l)
Subscription Agreements dated February 25, 1997, were previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)
Amended and Restated Distribution and Service Plan (Rule 12b-1 Plan) was previously filed with Post-Effective Amendment No. 680 to the Trust's Registration Statement on Form N-1A on December 17, 2015, and is incorporated herein by reference.

(i)
Amended Schedule B to the Amended and Restated Distribution and Service Plan (Rule 12b-1 Plan) was previously filed with Post-Effective Amendment No. 1027 to the Trust's Registration Statement on Form N-1A on May 27, 2021 and is incorporated herein by reference.

(n)
Rule 18f-3 Plan dated September 2023 was previously filed with Post-Effective Amendment No. 1132 to the Trust’s Registration Statement on Form N-1A on September 26, 2023 and is incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics applicable to the Registrant dated October, 2022, was previously filed with Post-Effective Amendment No. 1104 to the Trust's Registration Statement on Form N-1A on October 27, 2022, and is incorporated herein by reference.

(ii)
Code of Ethics applicable to the Adviser dated July 2023, was previously filed with Post-Effective Amendment No. 1144 to the Trust’s Registration Statement on Form N-1A on March 28, 2024, and is incorporated herein by reference.

(iii) Code of Ethics for Access Persons of Quasar Distributors - not applicable

Item 29. Persons Controlled by or Under Common Control with Registrant.

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

    Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of the Investment Adviser.

Medalist Partners LP, located at 747 Third Avenue, Suite 2902, New York, NY 10017, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s series: Medalist Partners MBS Total Return Fund and Medalist Partners Short Duration Fund.
With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-113015), dated March 28, 2025. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust

20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25. Pzena International Value Fund, Series of Advisors Series Trust
26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27. Pzena Small Cap Value Fund, Series of Advisors Series Trust
28. Reverb ETF, Series of Advisors Series Trust
29. Scharf ETF, Series of Advisors Series Trust
30. Scharf Global Opportunity ETF, Series of Advisors Series Trust
31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34. The Aegis Funds
35. Allied Asset Advisors Funds
36. Angel Oak Funds Trust
37. Angel Oak Strategic Credit Fund
38. Brookfield Infrastructure Income Fund Inc.
39. Brookfield Investment Funds
40. Buffalo Funds
41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44. DoubleLine Funds Trust
45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47. AAM Crescent CLO ETF, Series of ETF Series Solutions
48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54. AAM Transformers ETF, Series of ETF Series Solutions
55. Acquirers Deep Value ETF, Series of ETF Series Solutions
56. Aptus April Buffer, Series of ETF Series Solutions
57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58. Aptus Deferred Income ETF, Series of ETF Series Solutions
59. Aptus Defined Risk ETF, Series of ETF Series Solutions
60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63. Aptus January Buffer ETF, Series of ETF Series Solutions
64. Aptus July Buffer ETF, Series of ETF Series Solutions
65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67. Aptus October Buffer ETF, Series of ETF Series Solutions
68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71. BTD Capital Fund, Series of ETF Series Solutions
72. Carbon Strategy ETF, Series of ETF Series Solutions
73. ClearShares OCIO ETF, Series of ETF Series Solutions
74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions

77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions
81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82. Hoya Capital Housing ETF, Series of ETF Series Solutions
83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87. Opus Small Cap Value ETF, Series of ETF Series Solutions
88. The Acquirers Fund, Series of ETF Series Solutions
89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92. U.S. Global JETS ETF, Series of ETF Series Solutions
93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95. US Vegan Climate ETF, Series of ETF Series Solutions
96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98. First American Funds Trust
99. FundX Investment Trust
100. The Glenmede Fund, Inc.
101. The GoodHaven Funds Trust
102. Harding, Loevner Funds, Inc.
103. Hennessy Funds Trust
104. Horizon Funds
105. Hotchkis & Wiley Funds
106. Intrepid Capital Management Funds Trust
107. Jacob Funds Inc.
108. The Jensen Quality Growth Fund Inc.
109. Kirr, Marbach Partners Funds, Inc.
110. Core Alternative ETF, Series of Listed Funds Trust
111. Optimized Equity Income ETF, Series of Listed Funds Trust
112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114. LKCM Funds
115. LoCorr Investment Trust
116. MainGate Trust
117. Kensington Active Advantage Fund, Series of Managed Portfolio Series
118. Kensington Credit Opportunities ETF, Series of Managed Portfolio Series
119. Kensington Defender Fund, Series of Managed Portfolio Series
120. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
121. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
122. Kensington Managed Income Fund, Series of Managed Portfolio Series
123. LK Balanced Fund, Series of Managed Portfolio Series
124. Leuthold Core ETF, Series of Managed Portfolio Series
125. Leuthold Core Investment Fund, Series of Managed Portfolio Series
126. Leuthold Global Fund, Series of Managed Portfolio Series
127. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
128. Leuthold Select Industries ETF, Series of Managed Portfolio Series
129. Muhlenkamp Fund, Series of Managed Portfolio Series
130. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
131. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
132. Olstein All Cap Value Fund, Series of Managed Portfolio Series
133. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series

134. Port Street Quality Growth Fund, Series of Managed Portfolio Series
135. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
136. Reinhart International PMV Fund, Series of Managed Portfolio Series
137. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
138. Tremblant Global ETF, Series of Managed Portfolio Series
139. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
141. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
142. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
143. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
144. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
145. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
146. SWP Growth & Income ETF, Series of Manager Directed Portfolios
147. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
148. Mason Capital Fund Trust
149. Matrix Advisors Funds Trust
150. Monetta Trust
151. Nicholas Equity Income Fund, Inc.
152. Nicholas Fund, Inc.
153. Nicholas II, Inc.
154. Nicholas Limited Edition, Inc.
155. Oaktree Diversified Income Fund Inc.
156. Permanent Portfolio Family of Funds
157. Perritt Funds, Inc.
158. Procure ETF Trust II
159. Professionally Managed Portfolios
160. Provident Mutual Funds, Inc.
161. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
162. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
163. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
164. Aquarius International Fund, Series of The RBB Fund, Inc.
165. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
166. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
167. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
168. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
169. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
170. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
171. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
172. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
173. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
174. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
176. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
177. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
178. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
179. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
180. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
181. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
182. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
183. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
184. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
185. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
186. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
187. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.

191. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
194. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
195. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
196. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
197. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
198. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
199. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
200. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
201. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
202. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
203. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
204. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
205. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
206. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
207. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
208. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
209. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
210. SGI Global Equity Fund, Series of The RBB Fund, Inc.
211. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
212. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
213. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
214. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
215. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
216. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
217. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
218. The RBB Fund Trust
219. RBC Funds Trust
220. Rockefeller Municipal Opportunities Fund
221. SEG Partners Long/Short Equity Fund
222. Series Portfolios Trust
223. Thompson IM Funds, Inc.
224. Tortoise Capital Series Trust
225. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
226. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
227. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
228. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
229. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
230. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
231. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
232. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
233. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
234. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
235. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
236. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
237. Wall Street EWM Funds Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Medalist Partners LP 747 Third Avenue, Suite 2902 New York, NY 10017
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1193 to its Registration Statement and has duly caused this Post-Effective Amendment No. 1193 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on March 27, 2026.

ADVISORS SERIES TRUST

By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman
President and Principal Executive Officer

    Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

David G. Mertens*	Trustee	March 27, 2026
David G. Mertens

Michele Rackey*	Trustee	March 27, 2026
Michele Rackey

Anne W. Kritzmire*	Trustee	March 27, 2026
Anne W. Kritzmire

Craig B. Wainscott*	Trustee	March 27, 2026
Craig B. Wainscott

/s/ Kevin Hayden	Treasurer, Vice President and	March 27, 2026
Kevin Hayden	Principal Financial Officer

/s/ Jeffrey T. Rauman	President and Principal Executive Officer	March 27, 2026
Jeffrey T. Rauman

*By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Registered Public Accounting Firm	EX.99.j
Operating Expenses Limitation Agreement dated March 30, 2026	EX.99.iv